FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Amendment No. 1 to Form 8-K Report
                               Dated May 17, 1996


Date of Report (Date of earliest event reported):  May 2, 1996


                             THE VALSPAR CORPORATION
- --------------------------------------------------------------------------------



        Delaware                          1-3011                36-2443580
- -----------------------------         ----------------       -------------------
(State or other Jurisdiction          (Commission File         (IRS Employer
    of Incorporation)                     Number)            Identification No.)


1101 Third Street South, Minneapolis, Minnesota                     55415
- --------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:   (612) 332-7371


                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed, since last report)





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

         COATES COATINGS S.A.
         Report of Independent Public Accounts
         Balance Sheet at December 31, 1995
         Statement of Income at December 31, 1995
         Statement of Changes in Shareholder's Equity at December 31, 1995 Statement of Cash Flows at December 31, 1995
         Notes to Financial Statements

         COATES BROTHERS PLC
         Report of Independent Accountants
         Statement of Specified Assets and Liabilities at December 31, 1995 Statement of Revenues and Expenses at December 31, 1995
         Statement of Cash Flows at December 31, 1995
         Notes to Financial Statements

         COATES COATINGS AS
         Report of Independent Public Accountants
         Balance Sheet at December 31, 1995
         Statement of Income at December 31, 1995
         Statement of Changes in Shareholder's Equity at December 31, 1995 Statement of Cash Flows at December 31, 1995
         Notes to Financial Statements

         COATES COATINGS GMBH
         Report of Independent Accountants
         Balance Sheet at December 31, 1995
         Statement of Income at December 31, 1995
         Statement of Changes in Shareholder's Equity at December 31, 1995 Statement of Cash Flows at December 31, 1995
         Notes to Financial Statements

         COATES LORILLEUX, S.A.
         Report of Independent Accountants
         Statement of Specified Assets and Liabilities at December 31, 1995 Statement of Revenue and Expenses at December 31, 1995
         Statement of Equity at December 31, 1995
         Statement of Cash Flows at December 31, 1995
         Notes to Financial Statements

(a)      Financial Statements of Business Acquired


         COATES BROTHERS AUSTRALIA PTY LIMITED
         Report of Independent Public Accountants
         Statement of Specified Assets and Liabilities at December 31, 1995 Statement of Revenue and Expenses at December 31, 1995
         Statement of Cash Flows at December 31, 1995
         Notes to Financial Statements

(b)      Pro Forma Financial Information

         Unaudited Pro Forma Combined Statement of Income, October 27, 1995 Attachment A(1) to Unaudited Pro Forma Combined Statement of Income,
                  October 27, 1995
         Unaudited Pro Forma Combined Balance Sheet, Three Months
                  Ended January 26, 1996
         Unaudited Pro Forma Combined Statement of Income, Three Months
                  Ended January 26, 1996
         Attachment B(1) to Unaudited Pro Forma Combined Statement of Income,
                  Three Months Ended January 26, 1996

(c)      Exhibits

         23.1     Consents of Independent Auditors


                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the report on 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE VALSPAR CORPORATION



                                        By /s/ Rolf Engh
                                           Printed Name:   Rolf Engh
                                           Title:  General Counsel and Secretary

                                        Date:  July 16, 1996



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To TOTAL S.A.:

We have audited the accompanying balance sheet of Coates Coatings S.A. as of December 31, 1995, and the related statements of income, changes in shareholder's equity and cash flows for the year then ended all expressed in thousands of French Francs. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in France which are substantially consistent with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1, the accompanying financial statements are intended to present the assets, liabilities and results of Coates Coatings S.A. which have been sold to an unrelated third party and are not intended to be a complete presentation of the financial statements of Coates Coatings S.A. Additionally, as discussed in Note 1, Coates Coatings S.A. has transactions with affiliated companies of Total S.A. . Because of this relationship, the terms of some or all of the transactions between Total S.A. and Coates Coatings S.A. included in the accompanying financial statements are not necessarily indicative of that which would have resulted if Coates Coatings S.A. was a stand-alone entity.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coates Coatings S.A. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, in conformity with generally accepted accounting principles in the United States.


Paris, France


February 27,1996

                                                /s/ Philippe MONGIN
                                                    Philippe MONGIN
                                                           PGA
                                               Member of Arthur Andersen SC



                              Coates Coatings S.A.

                                  Balance Sheet
                                   (FRF 1000)

ASSETS                                            December 31, 1995
                                                  -----------------
Cash and cash equivalents                                    18
Prepaid expenses and other current assets (Note 3)        5.695
Accounts receivable (Note 4)                             40.085
Inventories (Note 5)                                     37.221
                                                        -------

                  TOTAL CURRENT ASSETS                   83.019

Investments (Note 6)                                         40
Other noncurrent assets (Note 7)                            111
Property, plant and equipment (Note 8)                   29.931
Intangible assets (Note 9)                                  602
                                                        -------
TOTAL ASSETS                                            113.703
                                                        =======


LIABILITIES AND SHAREHOLDERS' EQUITY

Short-term debt (Note 10)                                53.000
Accounts payable (Note 11)                               27.202
Other accrued expenses (Note 12)                          6.498
                                                        -------

                  TOTAL CURRENT LIABILITIES              86.700

Long-term debt and capital lease obligation (Note 10)       600
Employee benefits (Note 13)                                 931
                                                        -------

TOTAL LIABILITIES                                        88.231

COMMITMENTS AND CONTINGENCIES (Note 20)

Common shares (195.000 common shares)
Paid-in capital                                          19.500
Retained earnings                                         5.972

TOTAL SHAREHOLDERS' EQUITY (Note 14)                     25.472
                                                        -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              113.703
                                                        =======


The accompanying notes are an integral part of these financial statements



                              Coates Coatings S.A.


                               Statement of Income

                                   (FRF 1000)


                                             December 31, 1995
                                             -----------------
Sales and revenues                                159.782
Costs of sales                                   (129.210)
General and administrative expenses               (24.073)
Depreciation and amortization                     (10.156)
Provision for impairment loss (Note 9)            (97.000)
Other income, net (Note 15)                         1.033
                                                 --------

LOSS BEFORE INTEREST AND INCOME TAX BENEFIT       (99.624)

Interest expense, net (Note 16)                    (2.966)
                                                 --------

LOSS BEFORE TAX BENEFIT                          (102.590)

Income tax benefit (Note 17)                       (1.131)
                                                 --------

NET LOSS                                         (101.459)
                                                 ========


The accompanying notes are an integral part of these financial statements.



                              Coates Coatings S.A.

                  Statement of Changes in Shareholder's Equity
                                   (FRF 1000)


Balance, January 1, 1995                            126.931

Net loss for the year ended December 31, 1995      (101.459)
                                                   --------
Balance as of December 31,1995                       25.472
                                                   ========


The accompanying notes are an integral part of these financial statements.



                              Coates Coatings S.A.
                             Statement of cash flows

                                                              December 31, 1995
                                                              -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
- -------------------------------------
Net loss                                                            (101.459)
Adjustments to reconcile net
loss to net cash flow provided by operating activities
      Depreciation and amortization                                   10.247
      Write-down of goodwill                                          97.000
      Deferred income taxes                                             (583)
      Other deferred liabilities                                         100
      Loss on disposal of assets                                          80
Changes in operating assets and liabilities
      Accounts and notes receivable                                   (6.671)
      Inventories and prepaid expenses                               (16.983)
      Accounts payable and other accrued expenses                      3.409
      Income taxes payable
      Other
                                                                    --------
      Net cash flow used in operating activities                     (14.860)
                                                                    --------

CASH FLOWS FROM INVESTING ACTIVITIES:
- -------------------------------------
Capital expenditures                                                  (6.223)
Proceeds from sales of assets                                            534
                                                                    --------
      Net cash flow provided by (used in) investing activities        (5.689)
                                                                    --------

CASH FLOWS FROM FINANCING ACTIVITIES:
- -------------------------------------
Net change in short term debt                                         20.643
Net payments on borrowings                                              (100)
Dividends paid
Other
                                                                    --------
      Net cash flow used in financing activities                      20.543
                                                                    --------

DECREASE IN CASH AND CASH EQUIVALENTS:                                    (6)
- --------------------------------------
Cash and cash equivalents, beginning of year                              24
                                                                    --------
Cash and cash equivalents, end of year                                    18
                                                                    ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
- ---------------------------------------------------
Cash paid during the year for:
      -Interest                                                          461
      -Income taxes                                                     (548)

The accompanying notes are an integral part of these financial statements.



                              Coates Coatings S.A.

                          Notes to Financial Statements
                                December 31, 1995


1.       DESCRIPTION, PLANNED DISPOSITION AND BASIS OF FINANCIAL STATEMENT
         PRESENTATION

         1.1      Company's operations

                  The company's activities consist in developing, manufacturing and selling of coatings, inks and resins for the metal packaging industry.

         1.2      Transaction

                  Coates Coatings S.A. is wholly-owned subsidiary of Total S.A., a public limited company organized under the laws of France. At the end of the year 1995, Total S.A. was engaged in negotiating an agreement to sell the shares of Coates Coatings S.A. to an unrelated third party. The transaction was completed on February 26, 1996.

         1.3      Cost allocation method

                  No management fees are invoiced to the company by the parent company, Total S.A., or by the headquarter of the Coatings Division, Coates Brothers Plc.

                  The services rendered by Total S.A. or its subsidiaries to Coates Coatings are invoiced at market value.

                  The support for software development by Coates Brothers Plc, estimated at KFF 200 in 1995, are not invoiced by Coates Brothers Plc.

         1.4      Income tax situation

                  All the loss carryforwards as of December 31, 1995 is vested to Total S.A. in accordance with the tax convention (convention d'integration fiscale) signed between Total S.A. and Coates Coatings S.A.

                  For the purpose of these financial statements, diferred taxes relating to tax loss carryforwards are calculated as if Coates Coatings S.A. was a stand alone tax entity.

         1.5      Push down accounting

                  In December 1995, the Executive Committee of Total S.A. (the parent company) has decided to sell a portion of its Can Coatings activities.

                  As a result, negotiations started at the end of the year 1995 to sell the shares of Coates Coatings S.A. to an unrelated third party. The transaction was completed on February 26, 1996.

                  For the purpose of these financial statements, push down accounting principles have been applied. As a result, a goodwill of KFF 119,000 recorded in 1990 has been pushed down.

                  As of January 1, 1995, the accumulated amortization of this goodwill (amortized over a 30 year period using the straight-line method) was KFF 18,000 and its net amount KFF 101,000. At the closing date an additional amortization of KFF 4,000 has been recorded and the net amount was therefore of KFF 97,000.

                  As of December 31, 1995, an impairment loss of KFF 97,000 has been recorded to reflect the difference between the carrying amount of the goodwill and its market value which, in accordance with the terms of the signed agreement, was equal to zero.

2.       SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

         a)       Inventories

         Inventories are stated at the lower of average cost (includes direct material, labor and attributable overhead) or estimated realizable value.

         - Raw Material Cost is valued using the latest quarterly standard raw material cost.

         -        A provision is made for slow moving items as follows:
                  Age from 12 to 36 months           Write-off of 50%
                  Age greater than 36 months         Write-off of 80%

         b)       Property, plant and equipment

         Investments in property, plant and equipment are stated at cost.

         Assets are depreciated by the straight-line method over their estimated useful life, as follows:

                                              Years of estimated useful life
                                              ------------------------------
         Transportation equipment                            5
         Machinery and equipment                         7 to 10
         Tools                                              --
         Furniture and fixtures                          5 to 10
         Buildings                                          20

         Routine maintenance and repairs are charged to income as incurred.

         c)       Intangible assets

                  * Goodwill recorded in these financial statements is a result of push down accounting and is amortized on a straight line basis over 30 years.

                  * Software is amortized on a straight line basis over 3 years.

         d)       Investments

                  The investments are recorded at cost.

         e)       Income taxes

                  Deferred tax liabilities and assets are evaluated on the difference between financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

         f)       Revenue Recognition

                  Revenues are recognized when products are shipped.

         g)       Research and Development

                  Research and development expenditures are charged to expense as incurred. Expenditures on research and development amounted to approximately KFF 6,400 for the year ended December 31, 1995.

         h)       Employee benefits

                  The company recorded a reserve for pension plan based on the collective wage agreement applicable to Coates Coatings S.A. and on actuarial assumptions.

         i)       Cash and cash equivalents

                  Cash equivalents are highly liquid investments that are readily convertible to cash and have original maturities of three months or less.

3.       PREPAID EXPENSES AND OTHER CURRENT ASSETS

         The detail of this caption is shown below:

                                               December 31, 1995
                                               -----------------
                                       Cost    Valuation allowance    Net
                                       ----    -------------------    ---
         Advance to suppliers            735            --              735
         Prepayments                      38            --               38
         Deferred income taxes         4.592         3.449            1.143
         Other                         3.779            --            3.779
                                       -----        ------            -----

         Total                         9.144         3.449            5.695
                                       =====        ======            =====


4.       ACCOUNTS RECEIVABLE

         Accounts receivable consist of:

                                               December 31, 1995
                                               -----------------
                                       Cost    Valuation allowance    Net
                                       ----    -------------------    ---

         Trade receivables            32.844              573         32.271
         Notes receivable              7.814               /           7.814
                                     -------           ------        -------

         Total                        40.658              573         40.085
                                     =======           ======        =======

5.       INVENTORIES

         Inventories consist of:
                                                       December 31, 1995
                                                       -----------------
         Raw materials and supplies                           17.340
         Work in process                                       3.383
         Finished goods                                       19.741
         Spare parts                                             522
                                                            --------

         Gross value                                          40.986
                                                              ======

         Valuation allowance                                   3.765
                                                              ------

         Net value                                            37.221
                                                              ======

6.       INVESTMENTS

         The detail of this caption is summarized below:

                                                           December 31, 1995
                                                           -----------------
         Investments in shares of unlisted company                  40
                                                                    --

         Total                                                      40
                                                                    ==


7.       OTHER NONCURRENT ASSETS

         The detail of this caption is shown below:

                                              December 31, 1995
                                              -----------------
                                    Cost      Valuation allowance      Net
                                    ----      -------------------      ---

         Security deposits           111                               111
                                     ---            ------             ---

         Total                       111                 /             111
                                     ===            ======             ===


8.       PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment and the related accumulated depreciation and amortization are as follows:

                                                  December 31, 1995
                                                  -----------------
                                                     Accumulated
                                                   depreciation and
                                        Cost         amortization        Net
                                        ----         ------------        ---


         Machinery, and equipment      41.194              27.431        13.763
         Furniture and fixtures         3.369               2.702           667
         Land                           1.300                   /         1.300
         Buildings                     25.664              12.365        13.299
         Construction in progress         902                   /           902
                                      -------             -------      --------

         Total                         72,429              42,498        29,931
                                      -------             -------      --------

9.       INTANGIBLE ASSETS

         Intangible assets consist of:

                                                  December 31, 1995
                                                  -----------------
                                                     Accumulated
                                        Cost         amortization        Net
                                        ----         ------------        ---
         Goodwill pushed down         119.000            119.000           0
         Other goodwill                 1.000                700         300
         Software                         581                279         302
                                     --------           --------         ---
         Total                        120.581            119.979         602
                                     ========           ========         ===

         For the purpose of these financial statements push down accounting has been applied.

         As a result, goodwill has been recorded at original cost (KFF 119,000 recognized in 1990) and is amortized on a straight line basis over 30 years beginning 1990.

         The annual amortization amount is KFF 4,000 and the total amortization recorded as of December 31,1995, amounts to KFF 22,000.

         As the Executive Comittee of Total S.A. has decided to sell the shares of Coates Coatings in december 1995 an impairment loss of KFF 97,000 has been provided for in 1995 to reflect the difference between the net goodwill and its market value which, in accordance with the terms of the signed agreement, was equal to zero.


10.      DEBT

         10.1     Long-term debt

                  * As of December 31, 1995, long term debt comprises a 8% fixed rate French Francs bank borrowing to be repaid by installments until 2002.

                  *        Repayment schedule (excluding short-term portion):

                           Years                         December 31,1995
                           -----                         ----------------
                           1996                                     /
                           1997                                   100
                           1998                                   100
                           1999                                   100
                           2000                                   100
                           2001 & after                           200
                                                                  ---
                           Total                                  600
                                                                  ===


         10.2     Short term debt

                                                             December 31, 1995
                                                             -----------------
                  Current portion of long term debt                       100
                  Short term loans (Total S.A. current account)        49.810
                  Bank overdrafts                                       3.090
                                                                       ------
                  Total                                                53.000
                                                                       ======

                  Bank overdrafts:

                  -        amount of credit facility is KFF 11.000
                  -        amounts used at the closing date: KFF 3.090
                  -        interest rate based on T4M + 0,35 % per year
                           The T4M rate amounted to 6.35% on average in 1995

11.      ACCOUNTS PAYABLE

         The main items under this caption are as follows:

                                                     December 31, 1995
                                                     -----------------
         Trade payables                                     22.711
         Notes payable                                       4.491
                                                           -------
         Total                                              27.202
                                                           =======


12.      OTHER ACCRUED EXPENSES

         The main items under this caption are as follows:

                                                       December 31,1995
                                                       ----------------
         Payroll and social taxes                             4.992
         Deferred income taxes                                1.129
         Taxes other than payroll and income                    248
         Other                                                  129
                                                             ------
         Total                                                6.498
                                                             ======


13.      EMPLOYEE BENEFITS

         *        Pension plans:

                  The following table summarizes the funded status of the defined benefit pension plans:

                                                                                           December 31, 1995
                                                                                           -----------------
                  Actuarial present value of benefit obligation:
                           -        Vested                                                            --
                           -        Non-vested                                                     1.050
                                                                                                   -----
                  Accumulated benefit obligation                                                   1.050
                  Effect of projected salary increases                                               353
                                                                                                  ------
                  Projected benefit obligation for services rendered to date                       1.403
                  Plan assets available for benefits                                                  --
                                                                                                --------
                  Projected benefit obligation in excess of plan assets                            1.403
                  Unrecognized net loss                                                             (472)
                  Unrecognized prior service cost                                                     --
                                                                                                --------
                  Pension liability included in the balance sheet                                    931
                                                                                                ========

                  Net periodic pension cost includes the following components:

                                                                                     Year ended December 31,1995
                                                                                     ---------------------------
                  Service cost (benefits earned during the year)                                      55
                  Interest cost on projected benefit obligation                                       45
                  Return on plan assets                                                               --
                  Plan deferrals and amortization                                                     --
                                                                                                    ----
                  Net periodic pension expense                                                       100
                                                                                                    ====


                  Major assumptions used in the accounting for the defined benefit pension plans are shown in the following table:

                  -     discount rate                                  7%
                  -     future salary increase                         2%


14.      SHAREHOLDERS' EQUITY

         14.1     Common shares

                  -   Description of the shares:       common shares of FF. 100
                                                         per unit
                  -   Number of shares:                195,000 shares
                  -   Ownership of common shares:      100% Total S.A.

         14.2     Retained earnings

                  Retained earnings consist of:

                                                          December 31, 1995
                                                          -----------------

                  -   Legal reserve                                3.000
                  -   Unrestricted reserves                        3.431
                  -   Impact of goodwill push down               101.000
                  -   Net loss of the year                      (101.459)
                                                               ---------

                           Total                                   5.972

                  The impact of goodwill push down corresponds to the net goodwill at the beginning of the year.


15.      OTHER INCOME, NET

         The main items included in this caption are as follows:

                                                            Year ended
                                                            ----------
                                                         December 31, 1995
                                                         -----------------
         Foreign exchange gains                                   79
         Net loss on disposal of assets                          (80)
         Other                                                 1.034
                                                               -----

         Total                                                 1.033
                                                               =====


16.      INTEREST INCOME (EXPENSE), NET

                                                             Year ended
                                                             ----------
                                                          December 31, 1995
                                                          -----------------
         Interest income                                           15
         Other                                                      6
         Interest expense                                      (2.987)
                                                              -------

         Total                                                 (2.966)
                                                              =======


17.      INCOME TAXES

         The components of income tax benefit are as follows:

                                                             Year ended
                                                             ----------
                                                          December 31, 1995
                                                          -----------------
         Current income taxes                                       --
         Deferred income taxes                                    (583)
         Tax reimbursement                                        (548)
                                                               -------

         Income tax benefit                                     (1.131)
                                                               =======

         The tax reimbursement relates to a Tax Administration control on the 1991 exercice.

         Reconciliation of the statutory income tax rate to the Company's effective tax rate is as follows:

                                                             Year ended
                                                             ----------
                                                          December 31, 1995
                                                          -----------------
         Net loss                                               (101.459)
         Income tax benefit                                       (1.131)
                                                                --------
         Pre-tax loss                                           (102.590)

         Statutory tax rate                                        36,66%
         Statutory tax rate applied to pre-tax loss              (37.609)

         RECONCILING ITEMS
         Non deductible write off of Goodwill                     35.560
         Non deductible amortization of Goodwill                   1.466
         Tax reimbursement                                          (548)
         Deferred tax                                               (583)
         Other                                                       583
                                                                --------

         Income tax benefit                                       (1.131)
                                                                ========

         The components of deferred tax balances are as follows:

                                                          December 31, 1995
                                                          -----------------
                  Deferred tax assets
                  *    Employee benefits                            343
                  *    Accrued liabilities                           95
                  *    Loss carry forwards                        3.449
                  *    Other                                        705
                                                                 ------

                  Gross deferred tax asset                        4.592
                  Valuation allowance                            (3.449)
                                                                 ------
                  Net deferred tax asset                          1.143
                                                                 ======


                                                          December 31, 1995
                                                          -----------------
                  Deferred tax liabilities

                  *    Excess tax over book depreciation
                        and temporary tax deductions              1.129
                                                                  -----
                  Deferred tax liabilities                        1.129
                                                                  -----
                  Net deferred tax asset                             14


18.      RELATED PARTIES

         The relationship with related parties is as follows:

         *        Sales:

                  a) The sale of can coating ink concentrates to the European coating subsidiaries mainly UK (MFF 21).

                  b) The sale of coating resins to coating companies internationally (MFF 23).

         * Purchases: largely the purchase of 2-piece can coatings from Coates Coatings UK (MFF 26).

         * Interest expenses are the charges from Total S.A. on their loan to Coates Coatings S.A.

         * Other income consists of cross-charges to Cray Valley S.A. and Coates Lorilleux S.A. for laboratory and occupancy services provided.

                  Balances with related parties included in the financial statements are as follows:

                                                        December 31, 1995
                                                        -----------------

         Receivable: Trade accounts                           10.677

         Advances (Total S.A. current account)                49.810

         Payable: Trade accounts                               5.609


                                                           Year ended
                                                           ----------
                                                        December 31, 1995
                                                        -----------------
         Sales                                                50.427
         Purchases                                           (28.093)
         Interest income (expense)                            (2.505)
         Other income (expense)                                  909


19.      PAYROLL AND STAFF

         The main data relating to this caption consist of the following:

                                                           Year ended
                                                           ----------
                                                        December 31, 1995
                                                        -----------------
         Personnel expense
         Wages and salaries (including social charges)          29.719


         Average numbers of employees
             -  Management                                          13
             -  Other                                               93
                                                                   ---
         Total                                                     106
                                                                   ===

20.      COMMITMENTS AND CONTINGENCIES

         The company is currently contesting a tax claim amounting to KFF 448. The company has booked a provision for tax adjustment of KFF 100 in the financial statements.




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To TOTAL:

1. We have audited the accompanying statement of specified assets and liabilities of the Can Coatings Division of Coates Brothers Plc as of December 31, 1995, and the related statement of revenues and expenses and cash flows for the year then ended, together with related notes set out on pages 5 to 14 (the "financial statements") all expressed in thousands of Pounds Sterling. These financial statements are the responsibility of the directors and management of Coates Brothers Plc. Our responsibility is to express an opinion on these financial statements based on our audit.

2. We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

3. As discussed in Note 1, the accompanying financial statements are intended to present the assets, liabilities and results of the Can Coatings Division of Coates Brothers Plc which have been sold to an unrelated third party and are not intended to be a complete presentation of the financial statements of the Can Coatings Division of Coates Brothers Plc. The Can Coatings Division of Coates Brothers Plc has transactions with, and is allocated certain costs from, Total group companies. The bases of these transactions and allocations may not represent the trading terms or costs which would have resulted if the Can Coatings Division of Coates Brothers Plc had operated as a stand-alone entity during the year.

4. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Can Coatings Division of Coates Brothers Plc as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, in conformity with generally accepted accounting principles in the United States.

/s/ Arthur Andersen
Arthur Andersen
Chartered Accountants and Registered Auditors
London

6 March 1996



                   Coates Brothers Plc - Can Coatings Division

                  Statement of Specified Assets and Liabilities

                                               December 31, 1995
                                               -----------------
ASSETS                                             (pound)'000
                                                  -------------
Cash                                                    157
Prepaid expenses and other current assets (Note 3)      351
Accounts receivable (Note 4)                          6,045
Inventories (Note 5)                                  2,856
                                                     ------

                  TOTAL CURRENT ASSETS                9,409

Property, plant and equipment (Note 6)                4,788

                                                     ------
TOTAL ASSETS                                         14,197
                                                     ======


LIABILITIES AND EQUITY

Accounts payable (Note 7)                             2,865
Accrued expenses (Note 8)                               395
                                                     ------

                  TOTAL CURRENT LIABILITIES           3,260


Deferred taxation (Note 12)                             301
Commitments and contingencies (Note 15)                  --
                                                     ------

TOTAL LIABILITIES                                     3,561

EQUITY (Note 10)                                     10,636
                                                     ------
TOTAL LIABILITIES AND EQUITY                         14,197
                                                     ======




                   Coates Brothers Plc - Can Coatings Division

                       Statement of Revenues and Expenses

                                                                Year ended
                                                             December 31, 1995
                                                               (pound)'000
                                                             -----------------
Sales                                                              20,918
Cost of sales                                                     (16,606)
General and administrative expenses                                (4,615)
Depreciation and amortization                                        (431)
Other income, net (Note 11)                                           710
                                                                  -------

LOSS BEFORE INCOME TAXES                                              (24)

Income taxes (Note 12)                                                (81)
                                                                  -------

NET LOSS                                                             (105)
                                                                  =======



                   Coates Brothers Plc - Can Coatings Division

                             Statement of cash flows
                                                                Year ended
                                                            December 31, 1995
                                                                 (pound)'000
                                                            ------------------
OPERATING ACTIVITIES:
Net loss                                                             (105)
Adjustments to reconcile net loss to net cash
  flow provided by operating activities
        Income taxes                                                   81
        Depreciation                                                  431
        Non-cash element of pension expense                           270
Changes in operating assets and liabilities
       Accounts receivable, prepaid expenses
         and other current assets                                  (1,342)
       Inventories                                                    496
       Accounts payable and accrued expenses                          329
                                                                   ------

       Net cash provided by operating activities                      160
                                                                   ------

INVESTING ACTIVITIES:
Capital expenditures on tangible fixed assets                        (575)
                                                                   ------

      Net cash used in investing activities                          (575)
                                                                   ------

FINANCING ACTIVITIES:
Equity contribution by Coates Brothers Plc                            494
                                                                   ------

    Net cash provided by financing activities                         494
                                                                   ------

INCREASE IN CASH AND CASH EQUIVALENTS:                                 79
Cash and cash equivalents, beginning of year                           78
                                                                   ------

Cash and cash equivalents, end of year                                157
                                                                   ======



                   Coates Brothers Plc - Can Coatings Division

                          Notes to Financial Statements
                                December 31, 1995


1.       DESCRIPTION, PLANNED DISPOSITION AND BASIS OF FINANCIAL STATEMENT
         PRESENTATION


         The Can Coatings Division (the "Division") is a division of Coates Brothers Plc, a public limited company organised under the laws of the United Kingdom. The Division's principal business is the manufacture of coatings and inks for use in the metal packaging market, principally in Europe.

         At December 31, 1995, Coates Brothers Plc was engaged in negotiating an agreement to sell the assets and liabilities of the Division to an unrelated third party.

         The transaction was completed on February 26, 1996 by Coates Brothers Plc.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.


         1.1 Details of specific assets and liabilities, revenues and expenses allocated to the Division on a stand-alone basis


Caption                                       (pound)'000          Allocation method used
- -------                                       -----------          ----------------------
Specified assets
- ----------------
 *    Cash                                               157       Specific identification
 *    Prepaid expenses and other current assets          351       Specific identification
 *    Accounts receivable                              6,045       Specific identification
 *    Inventories                                      2,856       Specific identification
 *    Property, plant and equipment                    4,788       Specific identification, with
                                                      -------        allocation of one property
 Total specified assets                               14,197
                                                     =======



The following amounts have been allocated to the Division and included within Property, plant and equipment:

                                           (pound)'000
                                           -----------
      *  Freehold land                         378
      *  Leasehold buildings                   516
                                               ---
                                               894
                                               ===


These amounts are in respect of land and buildings occupied by the Division in Machen, South Wales. The site is adjacent to a site occupied by Cray Valley Limited (formerly the resins division of Coates Brothers Plc) and the legal ownership of the entire site, including that occupied by the Division, was transferred to Cray Valley Limited (a wholly owned subsidiary of Total) on its formation. The book value of the buildings occupied by the Division remained in the books of the Division within Coates Brothers Plc and is depreciated there. The book value of the land is held in the books of Cray Valley Limited and the relevant value, based on area, has been allocated to the Division for these financial statements. The book value of the land and buildings is based on an independent valuation performed in 1990 in connection with the acquisition of Coates Brothers Plc by Total. No rent is payable to Cray Valley Limited for the Division's use of any part of the site.


Specified liabilities                  (pound)'000       Allocation method used
- ---------------------                  -----------       ----------------------

*     Accounts payable                      2,865       Specific identification
*     Accrued expenses                        395       Specific identification
*     Deferred taxation                       301       Specific identification
                                           ------
Total specified liabilities                 3,561
                                            =====




Statement of revenues and expenses                   (pound)'000          Allocation method used
- ----------------------------------                  ------------          ----------------------

*      Sales                                           20,918             Specific identification
*      Cost of sales                                  (16,606)            Specific identification
*      General and administrative expenses,
       excluding pension costs and allocated
       administration expenses                         (3,876)            Specific identification
*      Pension costs                                     (468)            Allocation based on employee numbers
*      Allocated administration expenses (Note 13)       (271)            Various
*      Depreciation and amortization                     (431)            Specific identification
*      Other income, net (Note 11)                        710             Specific identification
                                                     --------

Loss before income taxes                                  (24)
                                                          ---

Income taxes                                              (81)            Calculation
                                                          ---

Net loss                                                 (105)
                                                         ====



2.       SIGNIFICANT ACCOUNTING POLICIES

         The financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

         a)       Inventories

                  Inventories of raw materials and supplies and of finished goods are stated at the lower of cost (including, where appropriate, direct material, labour and attributable overheads) and estimated realizable value.

         b)       Property, plant and equipment

                  Investments in property, plant and equipment are stated at cost or valuation. Where the asset is stated at a valuation, it represents the amount determined by an independent valuation performed in 1990 in connection with the acquisition of Coates Brothers Plc by Total.

                  Assets are depreciated by the straight-line method over their estimated useful lives, as follows:

                                           Years of estimated useful life
                                           ------------------------------
                  Transportation equipment           3 to 4 years
                  Machinery and equipment          2 1/2 to 25 years
                  Furniture and fixtures            5 to 10 years
                  Leasehold buildings               20 to 50 years
                  Freehold buildings                   40 years

                  Freehold land is not depreciated.

                  Routine maintenance and repairs are charged to expense as incurred.

         c)       Income taxes

                  Deferred tax liabilities and assets are determined based on the difference between financial and tax bases of assets and liabilities using tax rates in effect for the year in which the differences are expected to reverse.

         d)       Revenue recognition

                  Revenues are recognized as products are shipped.

         e)       Research and development

                  Research and development expenditures are charged to expense as incurred. Expenditures on research and development amounted to (pound)770,000 during the year.

         f)       Pension plan

                  Pension costs are based on the advice of an independent actuary and are a substantially level percentage of current and anticipated pensionable pay.

                  The cumulative non-cash element of the pension expense, representing the excess of charges to expense over cumulative contributions payable to the balance sheet date, is recorded only in the accounts of Coates Brothers Plc and has not been allocated to the Division.

3.       PREPAID EXPENSES AND OTHER CURRENT ASSETS


                                                           December 31, 1995
                                                              (pound)'000
                                                              -----------

         Prepayments                                                 77
         Royalty income receivable                                  274
                                                                    ---

         Gross value                                                351
         Valuation allowance                                          -
                                                                    ---
         Net value                                                  351
                                                                    ===


4.       ACCOUNTS RECEIVABLE


                                                           December 31, 1995
                                                              (pound)'000
                                                              -----------

         Trade receivables                                        6,111
         Valuation allowance                                        (66)
                                                                 ------

         Net value                                                6,045
                                                                 ======


5.       INVENTORIES


                                                           December 31, 1995
                                                              (pound)'000
                                                              -----------

         Raw materials and supplies                              1,441
         Finished goods                                          1,696
                                                                 -----

         Gross value                                             3,137

         Valuation allowance                                      (281)
                                                                 -----

         Net value                                               2,856
                                                                 =====



6.       PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment and the related accumulated depreciation are as follows:

                                                  December 31, 1995
                                                  -----------------
                                         Cost or     Depreciation    Net Book
                                        Valuation                      Value
                                       (pound)'000    (pound)'000   (pound)'000
                                       -----------    ----------- -------------


         Freehold land and buildings        1,692         (103)       1,589

         Leasehold buildings                1,072         (216)         856

         Machinery and equipment            3,845       (1,643)       2,202
         Furniture and fixtures               336         (195)         141

         Transportation equipment              14          (14)          --
                                            -----        -----        -----

         Total                              6,959       (2,171)       4,788
                                           ======       ======       ======

         There are no assets held under finance leases.


7.       ACCOUNTS PAYABLE

                                                          December 31, 1995
                                                            (pound)'000
                                                            -----------

         Trade payables                                       2,865
                                                              =====


8.       ACCRUED EXPENSES

                                                          December 31, 1995
                                                            (pound)'000
                                                            -----------

         Accrued expenses                                      395
                                                               ===



9.       PENSION PLAN

         Employees are eligible to become members of the Coates Brothers Staff Life Assurance & Pension Scheme or the Coates Brothers Plc Senior Executive Scheme. These are defined benefit schemes with the assets held separately from those of Coates Brothers Plc. Pension costs for the year amounted to (pound)468,000.


10.      EQUITY

         The equity represents the difference between the specified assets and the specified liabilities of the Can Coatings Division of Coates Brothers Plc.


11.      OTHER INCOME, NET


                                                            Year ended
                                                          December 31, 1995
                                                            (pound)'000
                                                            -----------

         Technical fee income                                  770
         Royalty income                                         30
         Redundancy costs                                      (90)
                                                               ----

         Total                                                 710
                                                               ===


12.      INCOME TAXES

         The components of income taxes are as follows:


                                                            Year ended
                                                          December 31, 1995
                                                            (pound)'000
                                                            -----------

         Current income taxes                                   83
         Deferred income taxes                                  (2)
                                                                ---

         Income taxes                                            81
                                                                ===




Reconciliation of the statutory income tax rate to the Company's effective tax rate is as follows:

                                                          Year ended
                                                        December 31, 1995
                                                          (pound)'000
                                                          -----------

         Net loss                                            (105)
         Income taxes                                          81
                                                             ----

         Pre-tax loss                                         (24)

         Statutory tax rate                                    33%
                                                             ----
         Statutory tax rate applied to pre-tax
         loss representing income tax
         benefit on loss before tax                             8

         Reconciling items
         Non-cash element of pension expense (Note 2f)        (89)
                                                             ----

         Income tax expense                                   (81)
                                                             ====


         The components of the deferred tax balance are as follows:

                                                        December 31, 1995
                                                          (pound)'000
                                                          -----------

         Deferred tax assets
         *  Depreciation on non-qualifying assets              34
                                                             ----

         Gross deferred tax asset                              34
         Valuation allowance                                    -
                                                             ----

         Deferred tax asset                                    34

         Deferred tax liabilities
         *  Excess of tax depreciation
               over book depreciation                         335
                                                              ---

         Deferred tax liabilities                             335
                                                              ===

         Net deferred tax liability                           301
                                                              ===



13.      RELATED PARTIES

         Balances with related parties (Total group entities) included in the financial statements are as follows:

                                                        December 31, 1995
                                                          (pound)'000
                                                          -----------

         Receivables
             Trade accounts                                  1,816

         Payables
             Trade accounts                                  (1,522)



                                                          Year ended
                                                        December 31, 1995
                                                          (pound)'000
                                                          -----------

         Sales                                               5,885
         Purchases                                           (8,895)
         Other income                                         800
         Administration expenses (allocated)                 (271)


14.      PAYROLL AND STAFF

         The main data relating to this caption consists of the following:

                                                          Year ended
                                                        December 31, 1995
                                                          (pound)'000
                                                          -----------

         Personnel expense
         Wages and salaries (including social charges,
         and pension costs)                                  3,666
                                                             =====
         Average numbers of employees
              -   Management                                    20
              -   Other                                        133
                                                             -----

         Total                                                 153
                                                             =====



15.      COMMITMENTS AND CONTINGENCIES


         Operating Lease Commitments

         The future minimum operating lease payments on non-cancellable leases to which the Division is committed as of December 31, 1995 are set forth below:

                                                        Operating leases
                                                           (pound)'000
                                                           -----------

         1996                                                  124
         1997                                                   53
         1998                                                   16
         1999                                                    2
                                                               ---
         Future lease payments                                 195
                                                               ===

         Capital commitments

         Capital commitments as of December 31, 1995 are set forth below:

                                                        Capital commitments
                                                            (pound)'000
                                                            -----------

         Authorised but not contracted                          404
         Authorised and contracted                               15
                                                                ---

                                                                419
                                                                ===


         Contingencies

         There are no contingencies as of December 31, 1995.


                                     ARTHUR
                                    ANDERSEN


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To TOTAL S.A.:

We have audited the accompanying balance sheet of Coates Coatings AS as of December 31, 1995, and the related statements of income, changes in shareholder's equity and cash flows for the year then ended all expressed in thousands of Norwegian Kroner. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Norway, which are substantially consistent with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1, the accompanying financial statements are intended to present the assets, liabilities and results of Coates Coatings AS which have been sold to an unrelated third party and are not intended to be a complete presentation of the financial statements of Coates Coatings AS. Additionally, as discussed in Note 1, Coates Coatings AS has transactions with affiliated companies of Total S.A. Because of this relationship, the terms of some or all of the transactions between affiliated companies of Total S.A. and Coates Coatings AS included in the accompanying financial statements are not necessarily indicative of that which would have resulted if Coates Coatings AS was a stand-alone entity.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coates Coatings AS as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, in conformity with generally accepted accounting principles in the United States.

                                         ARTHUR ANDERSEN & CO.
                                         Member of Arthur Andersen & Co. SC

                                     /s/ Oystein Fjeldberg
                                         Oystein Fjeldberg
                                           State Authorized Public
                                           Accountant (Norway)
Oslo, Norway

February 27, 1996




                           COATES COATINGS AS, NORWAY

                                  Balance Sheet
                                   (NOK 1.000)

 ASSETS                                         December 31, 1995
                                                -----------------
 Cash on hand and in banks                            3.299
 Prepaid expenses and other current assets (Note 3)     458
 Accounts receivable (Notes 4 and 9)                  9.149
 Inventories (Note 5)                                12.569
                                                     ------
 TOTAL CURRENT ASSETS                                25.475

 Other noncurrent assets (Note 6)                     1.878
 Property, plant and equipment (Note 7)               5.389
 Intangible assets (Note 8)                             355
                                                     ------

 TOTAL ASSETS                                        33.097
                                                     ======


 LIABILITIES AND SHAREHOLDERS' EQUITY

 Short-term debt (Note 9)                               175
 Accounts payable (Note 10)                           7.977
 Other accrued expenses (Note 11)                     3.807
                                                     ------
 TOTAL CURRENT LIABILITIES                           11.959
                                                     ======

 Long-term debt (Note 9)                              2.755
 Employee benefits (Note 12)                             45
                                                     ------
 TOTAL LIABILITIES                                   14.759

 SHAREHOLDERS' EQUITY (NOTE 13)

 Common shares (11.100 shares authorized             11.100
 and outstanding of NOK 1.000 par value)
 Accumulated loss                                   (22.762)
 Revaluation capital (Note 13)                       30.000
                           --                        ------
 TOTAL SHAREHOLDERS' EQUITY                          18.338
                                                     ======

 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          33.097
                                                     ======



                           COATES COATINGS AS, NORWAY

                               Statement of Income
                                   (NOK 1.000)

                                                   Year ended
                                               December 31, 1995
                                               -----------------

Sales                                                72.504
Costs of sales                                       47.701
General and administrative expenses                  24.595
Depreciation and amortization (Note 8)                4.151
Provision for impairment loss                        18.000
Other income (Note 14)                                 (566)
                                                    -------
LOSS BEFORE INTEREST AND INCOME TAX EXPENSE         (21.377)

Interest expense, net (Note 15)                        (195)
                                                    -------
LOSS BEFORE TAX BENEFIT                             (21.572)

Income tax benefit (Note 16)                            103
                                                    -------
NET LOSS                                            (21.469)
                                                    =======





                           COATES COATINGS AS, NORWAY

                  Statement of Changes in Shareholder's Equity
                                   (NOK 1.000)


Balance as of January 1, 1995                        42.784

Dividend distributed                                 (2.977)

Net loss for the year ended December 31, 1995       (21.469)
                                                    -------

Balance as of December 31, 1995                      18.338
                                                     ======




                           COATES COATINGS AS, NORWAY

                             Statement of cash flows
                                   (NOK 1.000)

                                                              December 31, 1995
                                                              -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                      (21.469)
Adjustments to reconcile net income
(loss) to net cash flow provided by operating activities
      Depreciation and amortization                                      4.151
      Provision for impairment loss                                     18.000
      Deferred income taxes                                               (103)
      Other deferred liabilities                                          (563)
      Gain on disposal of assets                                           (78)
      Write-down of assets to net realizable value                         311
Changes in operating assets and liabilities
      Accounts and notes receivable                                        473
      Inventories and prepaid expenses                                   1.832
      Accounts payable and other accrued expenses                          136
      Income taxes payable                                              (1.207)
                                                                       -------
      Net cash flow provided by (used in) operating activities           1.483
                                                                       -------

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                                                    (1.448)
Proceeds from sales of assets                                               90
Other                                                                      (35)
                                                                       -------
      Net cash flow provided by (used in) investing activities          (1.393)
                                                                       -------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net change in advances and equity                                            0
Net (payments on) proceeds from borrowings                                 158
Dividends paid                                                          (2.977)
                                                                       -------
    Net cash flow provided by (used in) financing activities            (2.819)
                                                                       -------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:
Effect of exchange rate on cash and cash equivalents                         0
Cash and cash equivalents, beginning of year                             6.028
                                                                       -------
Cash and cash equivalents, end of year                                   3.299
                                                                       =======

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
Cash paid during the year for:
      -   Interest (net of amount capitalized)                             251
      -   Income taxes                                                   1.207




                           COATES COATINGS AS, NORWAY

                          Notes to Financial Statements
                                December 31, 1995


1.       DESCRIPTION, PLANNED DISPOSITION AND BASIS OF FINANCIAL STATEMENT
         PRESENTATION


         The company is located in Mjondalen, 55km south-west of Oslo and has approximately 5.000 m2 of production, laboratory and administration facilities.

         The company was established in 1954 under name of Eianlakk AS. The business activities are development, manufacturing and sales of can coatings. The company's market share is relatively stable. On UK and German markets the products are distributed through affiliated companies.

         In December 1995, the Executive Committee of Total S.A. (the ultimate parent company) has decided to sell a portion of its Can Coatings activities.

         As a result, negotiations started by the end of the year 1995, to sell the shares of Coates Coatings AS to an unrelated third party. The transaction is completed on February 26, 1996 by Coates Brothers Plc.

         For the purpose of these financial statements, push down accounting principles have been applied. As a result, a goodwill of KNOK 30.000 recorded in 1991 has been pushed down.

         As of January 1, 1995 the accumulated amortization of this goodwill (amortized over a 10 year period using the straight-line method) was KNOK 9.000 and its net amount KNOK 21.000.

         As of December 31, 1995, an impairment loss of KNOK 18.000 has been recorded to reflect the difference between the carrying amount of the goodwill and its market value in accordance with the terms of the signed agreement.

         The tax situation for companies in Norway has been stable since the tax reform in 1992. The statutory income tax rate is 28%. The most important timing differences between accounting and tax bases exist in the areas of receivables and inventory valuation allowances, depreciation, pension plans, accruals for warranty claims and waste disposals and similar items.

2.       SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

         a)       Inventories

                  Inventories are items used for sales provided to customers. Inventories are stated at the lower of either average cost (includes direct material, labor and attributable overhead) or estimated realizable value.

         b)       Property, plant and equipment

                  Investments in property, plant and equipment are stated at cost. Assets leasehold improvements are depreciated by the straight-line method over their estimated useful life, as follows:
                                                  Years of estimated useful life

                  Transportation equipment                     5 years
                  Machinery and equipment                     10 years
                  Furniture and fixtures                  3 - 10 years

                  Leasehold improvements are depreciated over the residual lease period of the buildings (until August 2001).

                  Routine maintenance and repairs are charged to income as incurred.

         c)       Intangible assets

                  Goodwill accounted for in these financial statements as a result of push down accounting is amortised on a straight line basis over 10 years.
                  Other goodwill is amortised on the same basis over 5 years.

         d)       Income taxes

                  Deferred tax liabilities and assets are determined based on the difference between financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

         e)       Revenue Recognition

                  Revenues are recognized as products are shipped.

         f)       Research and Development

                  Research and development expenditures are charged to expense as incurred. Expenditures on research and development amounted to approximately KNOK 3.200 for the year ended December 31, 1995.

         g)       Employee benefits

                  *   Pension plans

                      The company has an agreement with a life insurance company concerning a collective pension plan for the employees. The employees become members of the plan when more than 25 years old and have been employed for more than one calender year. The benefit from the plan together with proceeds from the mandatory government plan amount to 60% of the individual's salary effective on retirement age (67 years).

                  *   Postemployment benefits

                      The company has a postemployment benefit plan for one person. The person is entitled to a fixed annual cash compensation of KNOK 35 until the benefisiary reaches the age of 67 years.

         i)       Waste disposals

                  The expected costs of waste disposals are recognised as inventories become obsolete.

3.       PREPAID EXPENSES AND OTHER CURRENT ASSETS

         The detail of these captions is shown below:

                                           December 31, 1995
                                ----------------------------------------
                                 Cost      Valuation allowance       Net
                                 ----      -------------------       ---
         VAT receivable           382              --                382
         Bonus receivable          76              --                 76
                                -----              --                ---

         Total                    458              --                458
                                  ===              ==                ===


4.       ACCOUNTS RECEIVABLES

         Accounts receivables consist of the following:

                                           December 31, 1995
                                -----------------------------------------
                                 Cost      Valuation allowance       Net
                                 ----      -------------------       ---

         Trade receivable        9.366            217               9.149
                                 =====            ===               =====



5.       INVENTORIES

         Inventories consist of:
                                                    December 31, 1995
                                                    -----------------
         Raw materials and supplies                        7.634
         Finished goods                                    7.857
                                                          ------
             Gross value                                  15.491
                                                          ======
         Valuation allowance                               2.922
                                                          ------
             Net value                                    12.569
                                                          ======


6.       OTHER NONCURRENT ASSETS

         The detail of this caption is shown below:

                                                 December 31, 1995
                                       -----------------------------------------
                                         Cost      Valuation allowance     Net
                                         ----      -------------------     ---
         Net plan assets, see Note 12     577                                577
         Loans to employees               355                                355
         Deferred income tax asset - net  946                                946
         Other                             95             95                   0
                                        -----             --               -----
         Total                          1.973             95               1.878
                                        =====             ==               =====


7.       PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment and the related accumulated depreciation and amortization are as follows:

                                                December 31, 1995
                                                -----------------
                                                   Accumulated
                                                depreciation and
                                        Cost       amortization             Net
                                        ----       ------------             ---
         Transportation equipment       1.871          1.330                 541
         Machinery and equipment       12.459          9.227               3.232
         Furniture and fixtures         1.387            877                 510
         Flat                             360             60                 300
         Leasehold improvements         1.184            378                 806
                                       ------         ------               -----

         Total                         17.261         11.872               5.389
                                       ======         ======               =====



8.       INTANGIBLE ASSETS

         Intangible assets consist of the following:

                                                 December 31, 1995
                                       -----------------------------------------
                                                   Accumulated
                                         Cost      amortization     Net
                                         ----      ------------     ---
         Goodwill-push down            30.000        30.000           0
         Other goodwill                   611           256         355
                                      -------        ------         ---

         Total                         30.611        30.256         355
                                       ======        ======        ====

         For the purpose of these financial statements, push down accounting principles have been applied. As a result, a goodwill of KNOK 30.000 recorded in 1991 has been pushed down. As of January 1, 1995 the accumulated amortization of this goodwill (amortized over a 10 year period using the straight-line method) was KNOK 9.000 and its net amount KNOK 21.000. As of December 31, 1995, an impairment loss of KNOK
         18.000 has been recorded to reflect the difference between the carrying amount of the goodwill and its market value in accordance with the terms of the signed agreement.


9.       DEBT

         9.1      Long-term debt

                  *   As of December 31, 1995, long term debt comprises:

                                                                   December 31, 1995
                                                                   -----------------
                                                             Secured    Unsecured   Total
                                                             -------    ---------   -----
                      Loan to Coates Lorilleux AS,
                      Norway (affiliated companies)
                           -   Floating rate, Nibor 6 months
                               + 1%                                        2.755     2.755
                                                                           =====     =====


                   *   Repayment schedule (excluding short-term portion):

                      Years                              December 31, 1995
                      -----                              -----------------
                      1996                                         0
                      1997                                     2.755
                                                               -----
                      Total                                    2.755
                                                               -----

                   *   Analysis by currency:

                                                         December 31, 1995
                                                         -----------------
                      Norwegian krone                            2.755




         9.2      Short term debt
                                                         December 31, 1995
                                                         -----------------
                  Bank overdraft                                   175


                  Amount of unused credit facility is DEM 60.383, equal to KNOK
                  266. The guarantee commission for the total facility is 0,5% and the interest rate on balance drawn is 8,5 % p.a. KNOK 409 of trade receivables have been pledged as security for the credti facility.

10.      ACCOUNTS PAYABLE

         The main items under this caption are as follows:

                                                         December 31, 1995
                                                         -----------------
                  Trade payables                                 7.977
                                                                 -----

11.      OTHER ACCRUED EXPENSES

         The main items under this caption are as follows:

                                                         December 31, 1995
                                                         -----------------
         Holiday pay                                             1.031
         Employee redundancy accruals                              283
         Social security costs                                   1.293
         Provisions for warranty claims                            378
         Provisions for waste disposals                            606
         Other                                                     216
                                                                 -----
         Total                                                   3.807
                                                                 -----


12.      EMPLOYEE BENEFITS

              *  Pension plans:

         The following table summarizes the funded status of the defined benefit pension plans:

                                                                      December 31, 1995
                                                                      -----------------
              Actuarial present value of benefit obligation:
                  -        Vested                                            (1.891)
                  -        Non-vested                                             0
                                                                            -------
              Accumulated benefit obligation                                 (1.891)
              Effect of projected salary increases                            1.615
                                                                             ------
              Projected benefit obligation for services rendered to date     (3.506)
              Plan assets available for benefits                              4.079
                                                                             ------
              Projected benefit obligation in excess of plan assets
              Unrecognized net gain (loss)                                        4
              Unrecognized prior service cost
                                                                            -------
              Pension asset included in the balance sheet                       577
                                                                            =======



              Net periodic pension cost includes the following components:

                                                                   Year ended
                                                               December 31, 1995
                                                               -----------------
              Service cost (benefits earned during the year)           221
              Interest cost on projected benefit obligation            218
              Return on plan assets                                   (274)
              Net periodic pension expense                             165
                                                                      ====


              Major assumptions used in the accounting for the defined benefit pension plans are shown in the following table:

              -   discount rates                                 7%
              -   future salary increase                       2,5%
              -   expected return on assets                      8%


              *  Postemployment benefit:

              The postemployment liability for one former employee has a net present value of KNOK 45 when applying a discount rate of 7%.


13.      SHAREHOLDERS' EQUITY

         13.1     Common shares

                  -    Description of the shares:          1.000 par value
                  -    Number of shares:                            11.100
                  -    Ownership of all common shares:      Total Norge AS

         13.2     Accumulated loss

                  Accumulated loss consists of:

                                                             December 31, 1995
                                                             -----------------
                  - Legal reserve                                    5.470
                  - Accumulated loss previous years                 (6.763)
                  - Net loss of the year                           (21.469)
                                                                   -------
                       Total                                       (22.762)
                                                                   =======

         13.3     Revaluation capital                               30,000
                                                                   =======




14.      OTHER INCOME, NET

         The main items included under this caption are as follows:
                                                        Year ended
                                                   December 31, 1995
                                                   -----------------
         Foreign exchange gains                            488
         Gain on disposal of assets                         78
                                                          ----
         Total                                             566
                                                           ===

15.      INTEREST (EXPENSE), NET

                                                        Year ended
                                                   December 31, 1995
                                                   -----------------
         Interest income                                  133
         Interest expense                                (328)
         Less amounts capitalized                           0
                                                         ----
         Total                                           (195)
                                                         =====

16.      INCOME TAXES

         The components of income tax benefit are as follows:

                                                       Year ended
                                                    December 31, 1995
                                                    -----------------
         Deferred income tax benefit                         103
                                                             ===

         Reconciliation of the statutory income tax rate to the Company's effective tax rate is as follows:

                                                       Year ended
                                                    December 31, 1995
                                                    -----------------
         Net loss                                        (21.469)
         income tax benefit                                 (103)
                                                         -------
         Pre-tax income (loss)                           (21.572)

         Statutory tax rate                                   28%
                                                         -------
         Statutory tax rate applied to
           pre-tax income (loss)                          (6.040)

         RECONCILING ITEMS
         PERMANENT DIFFERENCES                             5.937
                                                         -------
         Income tax benefit                                 (103)
                                                         =======


         The components of deferred tax balances are as follows:

                                                     December 31, 1995
                                                     -----------------

         Deferred tax assets

         *      NOL's carryforwards                              145
         *      Employee benefits                                 12
         *      Allowances for receivables                        83
         *      Allowances for inventory                         750
         *      Accrued for waste disposal                       170
         *      Accrued for warranty claims                      106
         *      Other accrued liabilities                         19
                                                               -----

         Gross deferred tax asset                              1.285
                                                               -----

         Valuation allowance

         Net deferred tax asset                                1.285
                                                               =====


                                                       December 31, 1995
                                                       -----------------
         Deferred tax liabilities

         *     Excess tax over book depreciation                 177
         *     Plan assets                                       162
                                                                 ---

         Deferred tax liabilities                                339
                                                                 ===

         Net deferred tax asset                                  946
                                                                 ===

Deferred tax assets relating to NOL's carryforwards expire in the following year:

         2005                                                   145
         Unlimited                                                0
                                                                ---
                  Total                                         145
                                                                ===





17.      LEASE COMMITMENTS

         The future minimum lease payments on noncancelable leases to which the Company is committed as of December 31, 1995 is set forth below:

                                                  Operating leases
         1996                                             3.036
         1997                                             3.036
         1998                                             3.036
         1999                                             3.036
         2000                                             3.036
         2001 and later years                             2.024
                                                          -----

         Future lease payments                           17.204
                                                         ======

         There is no long term capital lease obligation.

         The lease agreement which covers factory-, store and office buildings and fixed equipments in the buildings, expires 15th August 2001. The company has an option to continue the lease agreement after this date or to buy the buildings.

         For 1995 the lease amount was NOK 3.036 and the amount is regulated every second year with 80% of the increase in the consumer price index. Latest regulation was for 1995.

18.      RELATED PARTIES

         Balances with affiliated companies included in the financial statements are as follows:

                                                            December 31, 1995
                                                            -----------------
         Receivables
             Trade accounts                                         1.683

         Payables
             Trade accounts                                           755
             Loan to Coates Lorilleux AS, Norway                    2.755

                                                                 Year ended
                                                            December 31, 1995
                                                            -----------------

         Sales:          to affiliated companies                   20.503
         Purchases:  from affiliated companies                      2.508
         Interest expense paid to Bostik Norge AS                     158
         (affiliated company)

19.      PAYROLL AND STAFF

         The main data relating to this caption consist of the following:



                                                            Year ended
                                                            ----------
                                                         December 31, 1995
                                                         -----------------
Personnel expense
Wages and salaries (including social charges)                  13.677

Average numbers of employees
      -  Management                                                 6
      -  Other                                                     36
                                                              -------

Total                                                              42
                                                              -------

                                     ARTHUR
                                    ANDERSEN


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To TOTAL S.A.:


We have audited the accompanying balance sheet of COATES COATINGS GMBH, Erkrath, Germany, as of December 31, 1995, and the related statements of income, changes in shareholder's equity and cash flows for the year then ended all expressed in thousands of Deutsche Mark. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Germany which are substantially consistent with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion except for the following:


Scope exceptions:

* We did not participate in the physical inventory take as of December 31, 1995.



As discussed in Note 1, the accompanying financial statements are intended to present the assets, liabilities and results of COATES COATINGS GMBH; Erkrath, Germany which have been sold to an unrelated third party and are not intended to be a complete presentation of the financial statements of COATES COATINGS GMBH; Erkrath, Germany. Additionally, as discussed in Note 1, COATES COATINGS GMBH; Erkrath, Germany has transactions with Total S.A. and its subsidiaries and is provided with some services free of charge. Because of this relationship, the terms of some or all of the transactions and allocations between Total S.A. and COATES COATINGS GMBH; Erkrath, Germany included in the accompanying financial statements are not necessarily indicative of that which would have resulted if COATES COATINGS GMBH; Erkrath, Germany was a stand-alone entity.

In our opinion, the financial statements referred to above present fairly, in all material respects, except for the points raised under paragraph "scope exceptions" referred to above, the financial position of COATES COATINGS GMBH; Erkrath, Germany as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, in conformity with generally accepted accounting principles in the United States.



ARTHUR ANDERSEN
Wirtschaftsprufungsgesellschaft
Steuerberatungsgesellschaft mbH



/s/ Michael Thierhoff                       /s/ Michael Molleken
Michael Thierhoff                           ppa.  Michael Molleken




Dusseldorf, Germany



February 27, 1996





                              COATES COATINGS GMBH
                   (all amounts in thousands of Deutsche Mark)


                                  Balance Sheet


ASSETS                                                     December 31, 1995
                                                           -----------------

Cash and cash equivalents                                         21
Prepaid expenses and other current assets (Note 3)                24
Accounts receivable (Note 4)                                   1,652
Inventories (Note 5)                                             794
                                                               -----

                  TOTAL CURRENT ASSETS                         2,491

Other noncurrent assets (Note 6)                                 445
Property, plant and equipment (Note 7)                           684
Intangible assets (Note 8)                                       109
                                                               -----

TOTAL ASSETS                                                   3,729
                                                               =====

LIABILITIES AND SHAREHOLDERS' EQUITY

Short-term debt (Note 9)                                         339
Accounts payable (Note 10)                                     2.053
Other accrued expenses (Note 11)                                 212
                                                               -----

                  TOTAL CURRENT LIABILITIES                    2,604

Other liabilities (Note 12)                                      209
                                                               -----

TOTAL LIABILITIES                                              2,813

COMMITMENTS AND CONTINGENCIES (Note 22)

Common shares                                                    400
Paid-in capital                                                  928
Retained earnings (includes loss for the year)                  (412)
                                                                ----

TOTAL SHAREHOLDERS' EQUITY (Note 13)                             916
                                                               -----

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     3,729
                                                               =====



                                   COATES COATINGS GMBH
                       (all amounts in thousands of Deutsche Mark)


                                   Statement of Income

                                                  December 31, 1995
                                                  -----------------
Sales and revenues                                       9,175
Costs of sales                                           8,007
General and administrative expenses                      1,160
Depreciation and amortization                              118
Other (income) expense, net (Note 14)                       92
                                                         -----

LOSS BEFORE INTEREST AND INCOME TAX EXPENSE                202

Interest expense, net (Note 15)                             48
                                                         -----

LOSS BEFORE TAX EXPENSE (BENEFIT)                          250

Income tax expense (benefit) (Note 16)                    (100)
                                                         -----

NET LOSS                                                   150
                                                         =====




                              COATES COATINGS GMBH
                   (all amounts in thousands of Deutsche Mark)


                  Statement of Changes in Shareholder's Equity

Balance, January 1, 1995                             616

Increase in shareholder's equity                     450

Net loss for the year ended December 31, 1995       (150)
                                                     ---

Balance as of December 31, 1995
                                                     916
                                                     ===



At the shareholder's meeting on December 22, 1995, the shareholder decided to increase the paid-in capital by KDM 450 from KDM 478 to KDM 928. The payment was made via bank transfer on December 29, 1995.




                              COATES COATINGS GMBH
                   (all amounts in thousands of Deutsche Mark)

                             Statement of cash flows

                                                              December 31, 1995
                                                              -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                             (150)
Adjustments to reconcile net income
(loss) to net cash flow provided by operating activities
      Depreciation and amortization                                   227
      Deferred income taxes                                          (100)

Changes in operating assets and liabilities
      Accounts and notes receivable                                  (757)
      Inventories and prepaid expenses                               (214)
      Accounts payable and other accrued expenses                     583
      Other (including the change in bank overdraft
       in the amount of KDM 200)                                      275
                            ---                                       ---
      Net cash flow used in operating activities                     (136)
                                                                     ----

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                                                 (316)
                                                                     ----

      Net cash flow used in investing activities                     (316)
                                                                     ----

CASH FLOWS FROM FINANCING ACTIVITIES:
Net change in advances and equity                                     450
                                                                      ---

      Net cash flow provided by financing activities                  450
                                                                      ---

DECREASE IN CASH AND CASH EQUIVALENTS:                                 (2)

Cash and cash equivalents, beginning of year                           23
                                                                       --

Cash and cash equivalents, end of year                                 21
                                                                       ==

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
Cash paid during the year for:
      -Interest                                                        48
      -Income taxes                                                     0



                              COATES COATINGS GMBH

                          Notes to Financial Statements
                                December 31, 1995



1.       DESCRIPTION, PLANNED DISPOSITION AND BASIS OF FINANCIAL STATEMENT
         PRESENTATION


         The company produces ink for the can production industry. Besides the production and selling of these products the company also sells similar products like coatings mainly to German customers.


         COATES COATINGS GMBH is an affiliated company of Coates Brothers PLC, a public limited company organized under the laws of the United Kingdom. At the end of the year 1995, Coates Brothers PLC was engaged in negotiating an agreement to sell the shares of COATES COATINGS GMBH to an unrelated third party. The transaction is completed on February 26, 1996 by Coates Brothers Plc.


         The company is subject to German corporate income tax and to trade tax on income. As of December 31, 1995 tax loss carry forwards for corporate income tax purposes amounted to KDM 978 approximately.


2.      SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States.


        a)        Inventories

                  Inventories are items used for sales to customers. Inventories are stated at the lower of average cost (includes direct material, labor and attributable overhead) or estimated net realizable value.


        b)        Property, plant and equipment

                  Investments in property, plant and equipment are stated at cost. Assets with acquisition costs below DM 800 are expensed when acquired.

                  Assets are depreciated by the straight-line method over their estimated useful life, as follows:
                                                           Years of estimated
                                                               useful life
                                                           -------------------
                  Transportation equipment                       4-10
                  Machinery and equipment                          5
                  Tools                                           4-10
                  Furniture and fixtures                           10
                  Buildings (leasehold improvements)        term of the lease

                  Routine maintenance and repairs are charged to income as incurred.


         c)       Intangible assets

                  As of June 1, 1993, Coates Coating AS, Norway transfered its entire sales affairs in Germany, Austria and Switzerland plus the sales affair with one customer in France to COATES COATINGS GMBH. For the transfer of the business activities COATES COATINGS GMBH paid TDM 200 to Coates Coatings AS, Norway. COATES COATINGS GMBH capitalized these costs. The amortization period is 5 years.


         d)       Income taxes

                  The company has a tax loss carry forward in the amount of appr KDM 978 as of December 31, 1995. The tax loss carry forward is the number reported by the company in its tax filings. The filings have yet not been subject to review by a tax audit.


         e)       Revenue Recognition

                  Revenues are recognized as services are completed or as products are shipped.


         f)       Research and Development

                  No research and development expenditures incurred during the year ended December 31, 1995.


         g)       Employee benefits

                  *  Pension plans

                           There is no pension plan for employees of COATES COATINGS GMBH.


                  *  Postretirement benefits

                           There are no postretirement benefits for employees of COATES COATINGS GMBH.


                  *  Postemployment benefits

                           There are no postemployment benefits for employees of COATES COATINGS GMBH.


         h)       Cash and cash equivalents

                  Cash equivalents are highly liquid investments that are readily convertible to cash and have original maturities of three months or less.


3.      PREPAID EXPENSES AND OTHER CURRENT ASSETS

        The detail of these captions is shown below:

                                             December 31, 1995
                                    Cost     Valuation allowance     Net
                                    ----     -------------------     ---
        Advance to suppliers            0              0              0
        Prepayments                     0              0              0
        Deferred income taxes           0              0              0
        Other                          24              0             24
                                       --              -             --

        Total                          24              0             24
                                       ==              =             ==


4.      ACCOUNT RECEIVABLES

        Account receivables consist of the following:
                                             December 31, 1995
                                    Cost     Valuation allowance     Net
                                    ----     -------------------     ---
         Trade receivables          1.686          (34)            1.652
         Notes receivable               0            0                  0
                                    -----           --              -----

         Total                      1.686           (34)            1.652
                                    =====            ==             =====



5.      INVENTORIES

        Inventories consist of:
                                                        December 31,1995
                                                        ----------------
         Raw materials and supplies                           322
         Work in process                                        0
         Finished goods                                       499
         Spare parts                                            0
                                                              ---

                  Gross value                                 821
                                                              ===

         Valuation allowance                                  (27)
                                                              ---
                  Net value                                   794
                                                              ===


6.      OTHER NONCURRENT ASSETS

        The detail of this caption is shown below:


                                             December 31, 1995
                                    Cost     Valuation allowance      Net
                                    ----     -------------------      ---

        Loans                          0              0                 0
        Other loans                    0              0                 0
        Loans to employees            55              0                55
        Deferred income taxes        390              0               390
        Other                          0              0                 0
                                     ---              -               ---

        Total                        445              0               445
                                     ===              =               ===


7.       PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment and the related accumulated depreciation and amortization are as follows:

                                             December 31, 1995
                                               Accumulated
                                             decpreciation and
                                    Cost        amortization         Net
                                    ----     -------------------     ---

         Transportation equipment     44             (21)             23
         Machinery, and equipment    543            (171)            372
         Tools                       109             (46)             63
         Furniture and fixtures       44             (12)             32
         Buildings (leasehold
         improvements)               251             (57)            194
         Construction in progress      0               0              0
                                     ---            ----             --

         Total                       991            (307)            684
                                     ===             ===             ===


         Property, plant and equipment presented above do not include any amounts of facilities and equipment leases capitalized:


8.      INTANGIBLE ASSETS

        Intangible assets consist of the following:

                                                 December 31, 1995
                                                 -----------------
                                       Cost          Accumulated          Net
                                       ----          amortization         ---
                                                     ------------

         Patents and trademarks            0                0               0
         License agreements                0                0               0
         Other                           228             (119)            109
                                         ---             ----             ---

         Total                           228             (119)            109
                                         ===              ===             ===



9.       SHORT TERM DEBT
                                                      December 31,1995
                                                      ----------------
         Current portion of long term debt                     0
         Short term loans                                      0
         Bank overdrafts                                      339
                                                              ---

         Total                                                339
                                                              ===



         Currently the arrangement regarding a line of credit for COATES COATINGS GMBH by Dresdner Bank AG, Dusseldorf, are under negotiation. The interest rate for the bank overdraft as of December 31, 1995, is 9,5% p.a.


10.      ACCOUNTS PAYABLE

         The main items under this caption are as follows:

                                         December 31, 1995
                                         -----------------

         Trade payables                         2.053
         Notes payables                             0
                                                -----

         Total                                  2.053
                                                =====



11.      OTHER ACCRUED EXPENSES

         The main items under this caption are as follows:

                                        December 31,
                                           1995
                                        ------------
                  Payroll benefits           22

                  Other                     190
                                            ---
                  Total                     212
                                            ===


12.      OTHER LIABILITIES

                                                         December 31, 1995
                                                         -----------------
                                                                      0
                  Other                                             209
                                                                    ---
                  Total                                             209
                                                                    ===


13.      SHAREHOLDERS' EQUITY

         13.1 Common shares

              -  Description of the shares:       DM 400.000 par value
              -  Number of shares:                2
              -  Ownership of common shares:      Coates Lorilleux S.A., Puteaux


         13.2 Retained earnings

                  Retained earnings consist of:
                                                       December 31,1995
                                                       ----------------

                  -        Loss carry forward                 (262)
                  -        Net loss of the year               (150)
                                                              ----

                           Total                              (412)
                                                              ====


14.      OTHER INCOME (EXPENSE), NET

         The main items included under this caption are as follows:

                                                     Year ended
                                                 December 31, 1995
                                                 -----------------
         Foreign exchange losses                       (1)
         Sales of assets                               (1)
         Other                                        (90)
                                                      ---

         Total                                        (92)
                                                      ===


15.      INTEREST EXPENSE, NET

                                                    Year ended
                                                 December 31, 1995
                                                 -----------------

         Interest income                               0
         Dividend income                               0
         Interest expense                            (48)
         Less amounts capitalized                      0
                                                      ---
         Total                                       (48)
                                                     ===


16.      INCOME TAXES

         The components of income tax expense (benefit) are as follows:

                                                 Year ended
                                              December 31, 1995
                                              -----------------
         Current income taxes                          0
         Deferred income taxes                      (100)
                                                    ----

         Income tax expense (benefit)               (100)
                                                    ====


         Reconciliation of the statutory income tax rate to the Company's effective tax rate is as follows:


                                                               Year ended
                                                             December 31, 1995
                                                             -----------------
Net loss                                                           (150)
Income tax expense (benefit)                                       (100)
                                                                   ----

Pre-tax loss                                                       (250)
                                                                   ----

Statutory tax rate (assuming income distribution)                   40%
                                                                    ---

Statutory tax rate applied to pre-tax income (loss)                (100)
                                                                   ----


Other, net                                                          ___

Income tax expense (benefit)                                       (100)
                                                                   ====


The components of deferred tax balances are as follows:

                                                             December 31, 1995
                                                             -----------------
         Deferred tax assets
         *        NOL's and tax credit carryforwards                390
         *        Employee benefits                                   0
         *        Accrued liabilities                                 0
         *        Other                                               0
                                                                    ---

         Gross deferred tax asset                                   390

         Valuation allowance                                          0
                                                                    ---
         Net deferred tax asset                                     390
                                                                    ===

                                                               December 31, 1995
                                                               -----------------
         Deferred tax liabilities
         *  Non deductible depreciation and amortization                0
         *  Excess tax over book depreciation and temporary
            tax deductions                                              0
         *  Other                                                       0
                                                                       --

         Deferred tax liabilities                                       0
                                                                       ==

         Net deferred tax asset (liability)                             0
                                                                       ==


         Deferred tax assets relating to NOL's and tax credit carryforwards expire in the following years:

                  1996                                            0
                  1997                                            0
                  1998                                            0
                  1999                                            0
                  2000                                            0
                  2001 and after                                  0
                  Unlimited                                     390
                                                                ---

                           Total                                390
                                                                ===


17.      LEASE COMMITMENTS

         The future minimum lease payments on noncancelable leases to which the Company is committed as of December 31, 1995 is set forth below:

                                                          Operating leases
                                                          ----------------
         1996                                                    146
         1997                                                    126
         1998                                                     39
         1999                                                      0
         2000                                                      0
         2001 and later years                                      0
                                                                 ---

         Future lease payments                                   311
                                                                 ===

                  Less amount representing interest

         Present value of net minimum lease payments
                  Less current portion of capital deases

         There is no long term obligation.


18.      RELATED PARTIES

         The business relationship between the related parties and COATES COATINGS GMBH can be described as follows:

         COATES COATINGS purchases the raw material and all merchandise from three related parties (Coates Coatings AS, Norway; Coates Coatings Ltd., Whitney; Coates Coatings S.A., Nantes).

         Balances with related parties included in the financial statements are as follows:

                                                       December 31,1995
                                                       ----------------
         Receivables                                             0
                  Trade accounts                                 0
                  Loans                                          0

         Advances                                                0

         Payables                                            1.994
                  Trade accounts                             1.994
                  Loans                                          0

                                                           Year ended
                                                       December 31, 1995
                                                       -----------------
         Purchases                                           7.193
         Interest expense                                       20
         Other                                                   0


19.      PAYROLL AND STAFF

         The main data relating to this caption consist of the following:

                                                             Year ended
                                                          December 31,1995
                                                          ----------------
         Personnel expense
         Wages and salaries (including social charges)          1.244

         Average numbers of employees
                  - Management                                      1
                  - Other                                          12
                                                                -----

         Total                                                     13
                                                                 ====



*        No written contracts between the company and its Directors Mr.
         Stainforth (general manager), Mr. Rosenberg (chief executive manager) and Mr. Gaspard (non-executive manager) could be provided to us.


* Regarding Mr. Stainforth (general manager) and Mr. Eian, we received employment contracts with Coates Brothers PLC. Both contracts confirm the terms and conditions of the secondment of the two employees and stated, that both of them still remain employees of their former employer (Mr. Stainforth - Coates Coatings Ltd., Whitney, Great Britain; Mr. Eian - Coates Coatings AS, Mjondalen, Norway).


*        Mr. Gaspard charged fees in the total amount of KDM 36 to the company.


20.      COMMITMENTS AND CONTINGENCIES

         N/A.


21.      SHAREHOLDERS' APPROVAL

         The underlying statutory financial statements as of December 31, 1994 are subject to shareholders approval.



                                     ARTHUR
                                    ANDERSEN



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To TOTAL S.A.:

We have audited the accompanying statement of specified assets and liabilities of the Can Coatings Division of Coates Lorilleux, S.A. as of December 31, 1995, and the related statement of revenues and expenses, changes in equity and cash flows for the year then ended, all expressed in million of Pesetas (see balance sheet). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Spain which are substantially consistent with generally accepted auditing standards in United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1, the accompanying financial statements are intended to present the assets, liabilities and results of the Can Coatings Division of Coates Lorilleux, S.A. which have been sold to an unrelated third party and are note intended to be a complete presentation of the financial statements of the Can Coatings Division of Coates Lorilleux, S.A. Additionally, as discussed in
Note 1, Coates Lorilleux, S.A. has transactions with Total S.A. and is allocated certain costs from Total S.A. Because of this relationship, the terms of some or all of the transactions and allocations between Total S.A. and Coates Lorilleux, S.A. included in the accompanying financial statements are not necessarily indicative of that which would have resulted if the Can Coatings Division of Coates Lorilleux, S.A. was a stand-alone entity.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Can Coatings Division of Coates Lorilleux, S.A. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, in conformity with generally accepted accounting principles in the United States.

                                                                 ARTHUR ANDERSEN

                                                              /s/ Julio Haeffner
                                                                  Julio Haeffner
February 27, 1996


                             Coates Lorilleux, S.A.
                  Statement of Specified Assets and Liabilities

                                             Million of pesetas
ASSETS                                       December 31, 1995
                                             -----------------

Accounts receivable (Note 3)                        101.1

Inventories (Note 4)                                 28.7
                                                    -----

                  TOTAL CURRENT ASSETS              129.8

TOTAL ASSETS                                        129.8
                                                    =====


LIABILITIES AND SHAREHOLDERS' EQUITY

Short-term debt (Note 5)                             70.7

Accounts payable (Note 6)                            19.2

Other accrued expenses (Note 7)                       2.2
                                                    -----

                  TOTAL CURRENT LIABILITIES          92.1


TOTAL LIABILITIES


COMMITMENTS AND CONTINGENCIES (Note 13)


Equity                                               37.7

TOTAL EQUITY (Note 8)                                37.7
                                                    -----

TOTAL LIABILITIES AND EQUITY                        129.8
                                                    =====



                             Coates Lorilleux, S.A.

                        Statement of Revenue and Expenses


                                              Million of Pesetas
                                               December 31, 1995
                                               -----------------
Sales and revenues                                  325.7

Costs of sales                                     (241.1)

General and administrative expenses                 (93.1)
                                                    -----

INCOME (LOSS) BEFORE INTEREST AND INCOME TAX         (8.5)
EXPENSE


Interest income (expense), net (Note 9)              (3.4)
                                                    -----

INCOME (LOSS) BEFORE TAX EXPENSE (BENEFIT)          (11.9)

Income tax expense (benefit) (Note 10)                  -
                                                    -----

NET INCOME (LOSS)                                   (11.9)
                                                    =====



                              Coates Lorilleux S.A.

                               Statement of Equity

Balance, January 1, 1995                             49.6
Net income (loss) for the year
   ended December 31, 1995                          (11.9)
                                                    -----

Balance as of December 31, 1995                      37.7
                                                    =====


                             Statement of cash flows


                                                            Million of Pesetas
                                                            December 31, 1995
                                                            -----------------

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)                                                    (11.9)

Adjustments to reconcile net income

(loss) to net cash flow provided by operating activities

      Depreciation and amortization                                     -
      Deferred income taxes                                             -
      Other deferred liabilities                                        -
      (Gain) loss on disposal of assets                                 -
      Write-down of assets to net realizable value                      -

Changes in operating assets and liabilities
      Accounts and notes receivable                                 (25.4)
      Inventories and prepaid expenses                              (11.6)
      Accounts payable and other accrued expenses                    13.2
      Income taxes payable
      Other                                                          35.6
                                                                     ----

      Net cash flow provided by (used in) operating activities       (0.1)


CASH FLOWS FROM INVESTING ACTIVITIES:

Capital expenditures                                                    -
Proceeds from sales of assets                                           -
Other                                                                   -
                                                                     ----

      Net cash flow provided by (used in) investing activities          -
                                                                     ----


CASH FLOWS FROM FINANCING ACTIVITIES:

Net change in advances and equity                                       -
Net (payments on) proceeds from borrowings                           (3.4)
Dividends paid                                                          -
Other                                                                   -
                                                                     ----

      Net cash flow provided by (used in) financing activities       (3.4)
                                                                     ----


INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:

Effect of exchange rate on cash and cash equivalents                    -
Cash and cash equivalents, beginning of year                            -
                                                                     ----

Cash and cash equivalents, end of year                                  -
                                                                     ====


SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:

Cash paid during the year for:

      -Interest (net of amount capitalized)                          (3.5)

      -Income taxes                                                     -



                             Coates Lorilleux, S.A.


                          Notes to Financial Statements

                                December 31, 1995


1.       DESCRIPTION, PLANNED DISPOSITION AND BASIS OF FINANCIAL STATEMENT
         PRESENTATION

                  The Can coatings activity is a division of Coates Lorilleux, S.A., a affiliated company of Coates Brothers PLC, a public limited company organized under the laws of the United Kingdom of Great Britain.

                  At the end of the year 1995, Coates Brothers PLC was engaged in negotiating an agreement to sell the Can coatings' assets and liabilities of Coates Lorilleux, S.A. to an unrelated third party. The transaction is completed on February 26, 1996 by Coates Brothers PLC.

      1.1 Allocation of specified assets and liabilities, revenues and expenses of the legal entity (Coates Lorilleux, S.A.)

             1.11     ASSETS AND LIABILITIES

                  The specified assets and liabilities allocated to the Can Coatings Division of Coates Lorilleux, S.A. were limited to the following:

                  *        ASSETS

                           Accounts receivable: The Company has been allocated the clients whose buy to Can Coatings activity. If one of them buy to other activity, the Company has identified the specific balance of this account in relation of Can Coatings activity.

                           Inventories: The Company has been allocated the inventories used only by Can Coating activity.

                  *        LIABILITIES

                           Short-term debt: The Company has included in this account the banks overdrafts in relation with the clients allocated.

                           Accounts payable: the Company has followed the same criteria of account receivable.

                           Other acrued expenses: This account includes all the amounts relationed with the specific Can Coatings personnel, but it does not include the possible indemnity in the case that these persons do not like to move at the new society (amount Ptas 12 million).

         1.12     REVENUES AND EXPENSES

                  Revenues and expenses were allocated between activities using the following main criteria when applicable:

                  * The Company has allocated only the specific revenues of its Can Coatings activity.

                  * The statements of expenses reflect all of its costs of business and have been allocated all specific expenses of its Can Coatings activity.

                  * The method of allocating common expenses has been in relation to the services provided.

                  * Financial expenses have been allocated in relation to the short-term debt allocated.

         1.13 DETAIL OF SPECIFIC ASSETS AND LIABILITIES, REVENUES AND EXPENSES ALLOCATED TO THE ACTIVITY SOLD AN A STAND-ALONE BASIS


Caption                            Amounts       Allocation method used
- -------                            -------       ----------------------

Specified assets
- ----------------

*      Accounts receivable          101.1       Specifics customers of Can
                                                Coating Division.
                                                70.7 is corresponding to banks.

*      Inventories                   28.7       This amount was
                                     ----       obtained from the
                                                inventory listing at
                                                December 31, 1995.


Total specified assets              129.8
                                    =====



Specified liabilities
- ---------------------


*      Short term debt               70.7       Debt such as discounted
                                                receivables.

*      Accounts payable              19.2       The suppliers of Can Coating
                                                Division are specifics.

*      Other accrued liabilities      2.2       Accrued payroll from specific
                                     ----       employees of Can Coating
                                                Division.

Total specified liabilities          92.1
                                     ====


Statement of revenues and expenses
- ----------------------------------

*      Sales and revenues           325.7       This amount was the specific
                                                sales and revenues of Can
                                                Coatings activity.


*      Cost of sales               (241.1)      The same than before.


*      General and administrative   (93.1)      The majority expenses are
        expenses                                estimated as a forfait included
                                                in Budget 1995.  The criteria of
                                                allocate is in relation to the
                                                services provided.


*      Depreciation and amortization    -

*      Other (income) expense, net      -
                                     ----

Operating income (loss) before
interest and income tax expense       (8.5)
                                      ----

*      Interest income (expense), net (3.4)     Total expenses of dicounted
                                      ----      receivables multiplied by the
                                                percentage of Can Coating from
                                                total sales.

Income (loss) before tax
expense (benefit)                    (11.9)
                                     -----

Income tax expense (benefit)             -
                                     -----

Net income (loss)                    (11.9)
                                     =====



             1.14    COST ALLOCATION METHODS

                     *     Specific methods.

                     *     In relation to the services provided.

             1.15    DETERMINATION OF INCOME TAX EXPENSE (BENEFIT)

                     Not applicable because this activity has losses.


2.       SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

         a)       Inventories

                  Inventories are issues used for sales provided to customers. Inventories are stated at the lower of average cost (includes direct material, labor and attributable overhead) or estimated realizable value.

         b)       Revenue Recognition

                  Revenues are recognized as services are completed or as products are shipped.

         c)       Employee benefits

                  Here behind the employees of the Can coating activity:

                  Claus-Dieter Schorn
                  Federico Tellez
                  Manuel Fernandez

         *        Pension plans

                  F.Tellez takes part in a retirements pension plan, recognized in Coates Lorilleux, S.A. The liability rewarded in Balance Sheet for this concept amounts to Ptas. 0,1 Million.

         *        Postretirement benefits

                  The Company has the following advantages for all his employees:
                  - A bonus for anticipated retirement.
                  - A premium for seniority.
                  For knowing the accrued liability due to Can Coating personnel for these concepts it will be necessary an updated actuarial study, that the Company had not at 31 December, 1995. An overall estimation showed us the low significance of these liabilities.

                  There is an agreement with Mr. Shorn for giving him a maximum of Ptas.1. Million per year for a life retirement insurance.


3.       ACCOUNT RECEIVABLES

         Accounts receivable consist of the following:

                                                   December 31, 1995
                                                   -----------------
                                        Cost       Valuation allowance   Net
                                        ----       -------------------   ---
         Trade receivables             100.5             (0.3)          100.2
         Current Loans to employees      0.9                -             0.9
                                       -----             ----           -----

         Total                         101.4             (0.3)          101.1
                                       =====             ====           =====


4.       INVENTORIES

         Inventories consist of:

                                                       December 31, 1995
                                                       -----------------
         Raw materials and supplies                             -
         Work in process                                        -
         Finished goods                                      28.7
         Spare parts                                            -
                                                             ----

              Gross value                                    28.7
                                                             ====

         Valuation allowance                                    -
                                                             ----

              Net value                                      28.7
                                                             ====


5.       DEBT

         5.1      Short term debt

                                                               December 31, 1995
                                                               -----------------
                  Current portion of long term debt                      -
                  Short term loans                                       -
                  Bank overdrafts                                     70.7
                                                                      ----
                  Total                                               70.7
                                                                      ====

6.       ACCOUNTS PAYABLE

         The main items under this caption are as follows:

                                                              December 31, 1995
                                                              -----------------
         Trade payables                                              19.2
         Notes payables                                                 -
                                                                     ----

         Total                                                       19.2
                                                                     ====


7.       OTHER ACCRUED EXPENSES

         The main items under this caption are as follows:

                                                              December 31, 1995
                                                              -----------------

         Payroll and retiree benefits                                2.2
         Deferred income taxes                                         -
         Current income taxes                                          -
         Taxes other than payroll and income                           -
         Deferred income                                               -
         Other                                                         -
                                                                     ---
         Total                                                       2.2
                                                                     ===


8.       SHAREHOLDERS' EQUITY (OR EQUITY)

         The equity represents the difference between the specified assets and the specified liabilities of the Can Coatings Division of Coates Lorilleux, S.A..

9.       INTEREST INCOME (EXPENSE), NET


                                                                 Year ended
                                                                 ----------
                                                              December 31, 1995
                                                              -----------------

         Interest income                                               -
         Dividend income                                               -
         Interest expense                                           (3.4)

         Less amounts capitalized
                                                                    ----
         Total                                                      (3.4)
                                                                    ====


10.      INCOME TAXES

         The components of income tax expense (benefit) are as follows:


                                                                  Year ended
                                                                  ----------
                                                              December 31, 1995
                                                              -----------------
         Current income taxes                                           -

         Deferred income taxes                                          -
                                                                     ----

         Income tax expense (benefit)                                   -
                                                                     ====


         Reconciliation of the statutory income tax rate to the Company's effective tax rate is as follows:

                                                                 Year ended
                                                                 ----------
                                                              December 31, 1995
                                                              -----------------

         Net income (loss)                                          (11.9)

         Income tax expense (benefit)                                   -
                                                                    -----

         Pre-tax income (loss)                                      (11.9)

         Statutory tax rate                                             -%
                                                                    -----

         Statutory tax rate applied to pre-tax income (loss)            -


         RECONCILING ITEMS

         (PERMANENT DIFFERENCES, CHANGE IN VALUATION ALLOWANCE, ETC.)

         Other, net                                                     -
                                                                    -----

         Income tax expense (benefit)                                   -
                                                                    =====


11.      RELATED PARTIES

         Balances with related parties included in the financial statements are as follows:

                                                              December 31, 1995
                                                              -----------------

         Receivables

             Trade accounts                                       4.6

             Loans                                                 0

         Advances                                                  0

         Payables

             Trade accounts                                       7.6

             Loans                                                 0


                                                                 Year ended
                                                                 ----------
                                                              December 31, 1995
                                                              -----------------

         Sales                                                   11.9

         Purchases                                               87.5

         Interest income (expense)                                 0

         Other income (expense)                                    0

         Other (a)                                                 0


12.      PAYROLL AND STAFF

         The main data relating to this caption consist of the following:


                                                                 Year ended
                                                                 ----------
                                                              December 31, 1995
                                                              -----------------

         Personnel expense

         Wages and salaries (including social charges)                26.5


         Average numbers of employees

             -    Management                                             1
             -    Other                                                  2
                                                                      ----

         Total                                                           3
                                                                      ====

13.      COMMITMENTS AND CONTINGENCIES

         There is no commitments nor contingencies.





                                 ARTHUR ANDERSEN


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To TOTAL S.A.:

We have audited the accompanying statement of specified assets and liabilities of the Can Coatings Division of Coates Brothers Australia Pty Limited as of December 31, 1995, and the related statement of revenues and expenses, and cash flows for the year then ended, all expressed in thousands of Australian Dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States which do not differ substantially from those in Australia. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1, the accompanying financial statements are intended to present the assets, liabilities and results of the Can Coatings Division of Coates Brothers Australia Pty Limited which have been sold to an unrelated third party and are not intended to be a complete presentation of the financial statements of the Can Coatings Division of Coates Brothers Australia Pty Limited. Additionally, as discussed in Note 1, Coates Brothers Australia Pty Limited has transactions with Total S.A. and is allocated certain costs from Total S.A. Because of this relationship, the terms of some or all of the transactions and allocations between Total S.A. and Coates Brothers Australia Pty Limited included in the accompanying financial statements are not necessarily indicative of that which would have resulted if the Can Coatings Division of Coates Brothers Australia Pty Limited was a stand-alone entity.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Can Coatings Division of Coates Brothers Australia Pty Limited as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, in conformity with generally accepted accounting principles in the United States.

This report is intended solely for the information and use of the Board of Directors of Total S.A. in connection with the sale of Can Coatings division and should not be used for any other purpose.


/s/ Arthur Andersen
Arthur Andersen
Chartered Accountants - Member of Arthur Andersen S.C.
Sydney, Australia


27 February 1996







                     COATES BROTHERS, AUSTRALIA PTY. LIMITED


                  Statement of Specified Assets and Liabilities


ASSETS                                  December 31, 1995
                                        -----------------


Accounts receivable (Note 3)                     485
Inventories (Note 4)                            1181
                                                ----



         TOTAL CURRENT ASSETS                   1666


Other non current assets (Note 5)                 44
Property, plant and equipment (Note 6)           438
                                                ----



TOTAL ASSETS                                    2148
                                                ====



LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable (Note 7)                        143
Other accrued expenses (Note 8)                  171
                                                ----



         TOTAL CURRENT LIABILITIES               314


Employee benefits (Note 9)                        77
                                                ----


TOTAL LIABILITIES                                391

COMMITMENTS AND CONTINGENCIES (Note 13)

EQUITY (Note 11)                                1757
                                                ----


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      2148
                                                ====




                     COATES BROTHERS, AUSTRALIA PTY. LIMITED

                        Statement of Revenue and Expenses

                                              December 31, 1995
                                              -----------------
Sales and revenues                                 3787
Cost of sales                                      3004
General and administrative expenses                 614
Depreciation and amortization                        82
                                                   ----



INCOME BEFORE INTEREST AND INCOME TAX EXPENSE        87
                                                   ----



INCOME BEFORE TAX EXPENSE                            87
Income tax expense (Note 1 0)                        31
                                                   ----


NET INCOME                                           56
                                                   ====



                     COATES BROTHERS, AUSTRALIA PTY. LIMITED

                             Statement of Cash Flows

                                                               December 31, 1995
                                                               -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)                                                         56
Adjustments to reconcile net income (loss)
    to net cash flow provided by operating activities
         Depreciation and amortization                                    82
         Deferred income taxes                                            44
         Other deferred liabilities                                        -
         (Gain) loss on disposal of assets                                 -
         Write-down of assets to net realizable value                      -
Changes in operating assets and liabilities
         Accounts and notes receivable                                    69
         Inventories and prepaid expenses                                126
         Accounts payable and other accrued expenses                       9
         Income taxes payable                                             (9)
                                                                        ----

         Net cash flow provided by (used in) operating activities        377
                                                                        ----

CASH FLOWS FROM INVESTING ACTIVITIES:

Cash expenditures                                                          -
Proceeds from sales of assets                                              -
Other                                                                      -
                                                                        ----
         Net cash flow provided by (used in) activities                    -
                                                                        ----


CASH FLOWS FROM FINANCING ACTIVITIES:

Net change in advances and equity                                          -
Net (payments on) proceeds from borrowings                                 -
Dividends paid                                                             -
Other                                                                      -

                                                                        ----
         Net cash flow provided by (used in) financing activities          -
                                                                        ----

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:

Effect of exchange rate on cash and cash equivalents                       -
Cash and cash equivalents, beginning of year                               -
                                                                        ----

         Cash and cash equivalents, end of year                          377
                                                                        ----



                     COATES BROTHERS, AUSTRALIA PTY. LIMITED

                Notes to Financial Statements - December 31, 1995

1.       DESCRIPTION PLANNED DISPOSITION AND BASIS OF FINANCIAL STATEMENT
         PRESENTATION

         The Can Coatings activity is a division of Coates Brothers, Australia Pty. a wholly owned subsidiary of Coates Brothers PLC, a public limited company organized under the laws of the United Kingdom of Great Britain.

         At the end of the year 1995, Coates Brothers PLC was engaged in negotiating an agreement to sell the Can Coatings' assets and liabilities of Coates Brothers, Australia Pty. Limited to an unrelated third party. The transaction was completed on February 26, 1996 by Coates Brothers PLC.


1.1 Allocation of specified assets and liabilities, revenues and expenses of the legal entity Coates Brothers, Australia Pty. Limited.


         1.11     Assets and Liabilities

                  The specified assets and liabilities allocated to the Can Coatings Division of Coates Brothers, Australia Pty. Limited were limited to the following:

                  Assets

                  The completeness of the assets as identified in 1.13 is based upon management's identification.

                  Liabilities

                  The completeness of the liabilities as identified in 1.13 is based upon management's identification. Any liabilities not specifically identified in these statements that relate to the Can Coatings division, or part thereof, that are subsequently identified will be paid by Coates Brothers, Australia Pty, Limited. Hence there will be no effect on the net assets and thus purchase price.

         1.12     Revenues and expenses

                  Revenues and expenses were allocated between activities using the following main criteria when applicable.


                  THE ALLOCATION OF EXPENSES BELOW THE GROSS MARGIN LINE WAS PERFORMED ON THE RATIO OF CAN COATINGS SALES TO TOTAL COMPANY SALES. THIS RESULTED IN AN ALLOCATION OF 8% TO 8.4% OF ALL COSTS WHICH WERE SHARED OR COULD NOT BE DIRECTLY ALLOCATED TO CAN COATINGS.


         1.13 Detail of specific assets and liabilities, revenues and expenses allocated to the activity sold on a stand-alone basis.




Caption                                     Amount   Allocation method used
- -------                                     ------   ----------------------
Specified assets
- ----------------
*      Accounts receivables                    485    Specific identification
*      Inventories                            1181    Specific identification
*      Property, plant and equipment                  Specific identification
         used 100%                             357
         used more than 50%                     81
*      Intangible assets - deferred tax         44    Specific identification
                                              ----
         Total specified assets               2148
                                              ====


Specified liabilities
- ---------------------

*      Accounts payable                        143    Specific identification
*      Other accrued liabilities                96    Specific identification
*      Employee benefits                        77    Specific identification
*      Tax payable                              75    Specific identification
                                              ----
       Total specified liabilities             391
                                              ====


Statement of revenues and expenses
- ----------------------------------

*      Sales and revenues                     3787    Specific identification
*      Cost of sales                          3004    Specific identification
*      General & administrative expenses       614    Allocation
*      Depreciation and amortization            82    Allocation
                                              ----
Operating and income (loss) before              87
interest and income tax expense               ----

Income before tax expense                       87

Income tax expense                              31
                                              ----
Net Income                                      56
                                              ====



         1.14     Cost allocation methods

                  % of Total Company Costs and Direct Costs - refer 1.12

         1.15     Determination of income tax expense

                  The income tax expense figure was determined on the basis that there were no permanent differences; i.e. 36% of operating profit. The tax provision was determined after adding back non tax deductible items:

                                    employee entitlement               77
                                    inventory provision                33
                                    doubtful debt provision            13



2.       SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

         a)       Inventories

                  Inventories are items used for sales provided to customers. Inventories are stated at standard cost (includes direct material, labor and attributable overhead).

         b)       Property, plant and equipment

                  Investments in property, plant and equipment are stated at cost and where applicable at directors' valuation.

                                               Years of estimated useful life
                                               ------------------------------
                  Machinery and Equipment              10 - 15 Years
                  Motor Vehicles                           5 Years

                  Routine maintenance and repairs are charged to income as incurred.

         c)       Income Taxes

                  Deferred tax liabilities and assets are determined based on the difference between financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

         d)       Revenue Recognition

                  Revenues are recognized as services are completed or as products are shipped.

         e)       Statement of Cash Flows

                  As the division does not maintain a separate bank account, the statement of cash flows represents the cash flows that have occurred during the year with the ending balance being that included in the total company balance. In addition no opening balance has been disclosed as it could not be specifically identified as relating to the division.


3.       ACCOUNT RECEIVABLES

         Account receivables consist of the following

                                                December 31, 1995
                                                -----------------
                                                     Valuation
                                            Cost     Allowance         Net
                                            ----     ---------         ---
         Trade receivables                  498          13           485
                                            ---          --           ---
                                            498          13           485
                                            ===          ==           ===


4.       INVENTORIES

         Inventories consist of:                        December 31,1995
                                                        ----------------
         Raw materials and supplies                           465
         Work in process - raw material cost                   99
         Finished goods - raw material cost                   497
                                                             ----

                  Total raw material cost                    1061
                                                             ====
                  Labour and overhead                         153
                                                             ----
                  Gross Value                                1214
                                                             ====
                  Obsolescence provision                       33
                                                             ----
                  Net Value                                  1181
                                                             ====


5.       OTHER NON CURRENT ASSETS

         The detail of this caption is shown below:

                                                December 31, 1995
                                                -----------------
                                                     Valuation
                                            Cost     Allowance         Net
                                            ----     ---------         ---

         Deferred income taxes              44            -             44
                                           ---          ---            ---

                                            44            -             44
                                           ===          ===            ===


6.       PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment and the related accumulated depreciation and amortization are as follows:

                                                      December 31, 1995
                                                      -----------------
                                                         Accumulated
                                                      depreciation and
                                              Cost       amortization      Net
                                              ----       ------------      ---

         Motor Vehicles                       107                  35       72
         Machinery & euqipment
                  used 100%                   453                 168      285
                  used more than 50%           29                   6       23
         *        used more than 50%           58                   -       58
                                              ---                 ---      ---
                                              647                 209      438
                                              ===                 ===      ===
         *        At Directors' Valuation

7.       ACCOUNTS PAYABLE

         The main items under this caption are as follows:

                                                        December 31,1995
                                                        ----------------
         Trade payables                                       143
                                                              ---
         Total                                                143
                                                              ===

8.       OTHER ACCRUED EXPENSES

         The main items under this caption are as follows:

                                                        December 31,1995
                                                        ----------------
         Current income taxes                                  75
         Other                                                 96
                                                             ----
         Total                                                171
                                                             ====

9.       EMPLOYEE BENEFITS

         Superannuation

         Coates Brothers, Australia Pty. Limited operate the Coates Brothers Australia Superannuation Fund which is a defined benefit fund. The Directors report that the fund is fully funded for all members.

         There are consequently no actual or contingent liabilities in respect of the fund.

                                              December 31, 1995
                                              -----------------
         Accrued Benefits

         Accrued Long Service Leave
             and Holiday Pay                         77
                                                    ===



10.      INCOME TAXES

         The components of income tax expense (benefit) are as follows:

                                                Year ended
                                            December 31, 1995
                                            -----------------
         Current income taxes                       75
         Deferred income taxes                      44
                                                    --

         Income tax expense                         31
                                                    ==

         Reconciliation of the statutory income tax rate to the Company's effective tax is as follows:

                                                   Year ended
                                               December 31, 1995
                                               -----------------

         Net income                                 56
         Income tax expense                         31
                                                    --
         Pre-tax income                             87
         Statutory tax rate                         36%
                                                    --

         Statutory tax rate applied to
           pre-tax income                           31


         RECONCILING ITEMS (PERMANENT DIFFERENCES, CHANGE IN VALUATION ALLOWANCE, ETC.)

         Other, net                                 Nil
                                                   ----
         Income tax expense (benefit)               31
                                                   ====

         The components of deferred tax balances are as follows:



                                            December 31, 1955
                                            -----------------
         Deferred tax assets
         *      NOL's and tax credit carryforwards    -
         *      Employee benefits                    77
         *      Doubtful debts                       13
         *      Stock obsolescence                   33
                                                    ---

         Gross deferred tax asset                   123
         Valuation allowance                         36%
                                                    ---

         Net deferred tax asset                      44
                                                    ===
11.      SHAREHOLDERS' EQUITY

         The equity represents the difference between the specified assets and the specified liabilities of the Can Coatings Division of Coates Brothers, Australia Pty. Limited.


12.      RELATED PARTIES

         Balances with related parties included in the financial statements are as follows:

                                            December 31, 1995
                                            -----------------
         Payables
                  Coates Coatings UK                 1
                                                    ---

                                                Year ended
                                            December 31, 1995
                                            -----------------
         Purchases
                  Coates Coatings UK                 5
                  Coates Coatings France            83
                  Coates Coatings Norway            46
                                                   ---

         TOTAL                                     134
                                                   ===


13.      PAYROLL AND STAFF

                                                       Year ended
                                                   December 31, 1995
                                                   -----------------

         Personnel expense
         Wages and salaries (including social charges)  419

         Average numbers of employees
         - Management                                     1
         - Other                                         10
                                                        ---

         Total                                           11
                                                        ===

14.      COMMITMENTS AND CONTINGENCIES

         There are no commitments or contingencies.



                             THE VALSPAR CORPORATION

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION


         Effective April 30, 1996, the Company completed the first phase of its acquisition of the Coates Coatings (Coates) affiliates of TOTAL SA. The first phase included the Coates businesses in the United Kingdom, France, Norway, Germany, Spain, Australia, and United States. The terms of the acquisition and the resulting allocation of the purchase price were the result of an arms-length negotiation between the parties. The total consideration for this first phase of the transaction was approximately $50 million in cash; including approximately $40 million paid for assets and share capital of certain Coates affiliates, and approximately $10 million paid to acquire intercompany debts owed by certain of the acquired Coates affiliates. The consideration paid for this first phase is subject to adjustment as provided in the Acquisition Agreement. The transaction will be accounted for as a purchase.

         The unaudited pro forma balance sheet at January 26, 1996 presents the combined financial position of Valspar as of that date with the financial position of the Coates entities as of March 31, 1996. The unaudited pro forma statements of income for the three months ended January 26, 1996 and twelve months ended October 27, 1995 present the results of Valspar's operations for such periods assuming the acquisition had occurred as of October 29, 1994, the beginning of the earliest period presented. The unaudited pro forma statement of income for the period ended January 26, 1996 includes the results of operations of the Coates entities for the three month period ended March 31, 1996. The unaudited pro forma statement of income for the period ended October 27, 1995 includes the results of operations of the Coates entities for the twelve months ended December 31, 1995.

         The unaudited pro forma financial information has been prepared by adjusting the historical statements of income and balance sheets for the effect of costs, expenses, assets and liabilities which might have been incurred or assumed had the acquisition been effected on the date indicated. The unaudited pro forma financial information is provided for informational purposes only and does not purport to be indicative of the future results or financial position of Valspar. This information should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Form 10-K for the year ended October 27, 1995 and Forms 10-Q for the three and six months ended January 26, 1996 and April 26, 1996, respectively.


                             THE VALSPAR CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                           Year Ended October 27, 1995


(Dollars in thousands, except per share amounts)


                              The Valspar   Combined        Pro Forma
                              Corporation   Coates (1)      Adjustments     Pro Forma
                              -----------   ----------      -----------     ---------
Net Sales                      $ 790,175    $  74,090       $    --         $ 864,265

Cost of Sales                    561,170       57,980            (600)(3)     618,250
                                    --           --              (300)(3)        --
                               ---------    ---------       ---------       ---------

Gross Profit                     229,005       16,110             900         246,015

Research                          27,746        3,587            (500)(3)      30,833

Selling and Administrative       118,598       38,646         (24,050)(2)     132,814
                                                                 (380)(3)

Other (Income) Expense              (763)          (2)           --              (765)

Interest Expense                   4,216          831           2,200(4)        7,247
                               ---------    ---------       ---------       ---------

Income before Income Taxes        79,208      (26,952)         23,630          75,886

Income Tax Expense (Benefit)      31,688         (157)         (1,350)(5)      30,181
                               ---------    ---------       ---------       ---------

 Net Income                    $  47,520    $ (26,795)      $  24,980       $  45,705
                               =========    =========       =========       =========

Earnings Per Share             $    2.15                                    $    2.07
                               =========                                    =========

Average Shares Outstanding        22,091                                       22,091
                               =========                                    =========



(1)    From Attachment A.

(2)    To exclude the effect of push down accounting recorded by TOTAL SA

(3) To record cost savings associated with employee terminations, net of additional depreciation and amortization expense.

(4) To record the interest cost on the additional borrowing to fund the acquisition.

(5) To record the income tax effect for the Coates entities results of operations and the pro forma adjustments at the effective tax rates for each individual country.





                             THE VALSPAR CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                           Year Ended October 27, 1995

                                ATTACHMENT A (1)

(Dollars in thousands)

                         United                                                                 United                    Combined
                        Kingdom      France      Norway      Germany     Spain     Australia    States  Eliminations(2)    Coates
                        -------      ------      ------      -------     -----     ---------    ------  ---------------   --------
Net Sales               $ 33,069    $ 31,458    $ 12,734    $  6,439    $  2,625    $  2,802   $  1,163    $(16,200)      $ 74,090

Cost of Sales             26,252      26,059      10,669       5,620       1,943       2,222      1,415     (16,200)        57,980
                        --------    --------    --------    --------    --------    --------   --------    --------       --------

Gross Profit               6,817       5,399       2,065         819         682         580       (252)       --           16,110

Research                   1,257       1,277         575        --          --          --          478        --            3,587

Selling and
 Administrative            5,503      24,133       5,436         897         750         515      1,412        --           38,646


Other (Income) Expense        95          (6)       (102)         65        --          --          (54)       --               (2)

Interest Expense            --           595          35          34          27        --          140        --              831
                        --------    --------    --------    --------    --------    --------   --------    --------       --------

Income before
  Income Taxes               (38)    (20,600)     (3,879)       (177)        (95)         65     (2,228)       --          (26,952)

Income Tax
  Expense (Benefit)          128        (227)        (19)        (70)       --            23          8        --             (157)
                        --------    --------    --------    --------    --------    --------   --------    --------       --------

 Net Income             $   (166)   $(20,373)   $ (3,860)   $   (107)   $    (95)   $     42   $ (2,236)   $   --         $(26,795)
                        ========    ========    ========    ========    ========    ========   ========    ========       ========



(1) Represents U.S. dollar equivalent results of operations for each Coates entity for the period ended December 31, 1995, prepared from the audited financial statements for that period.

(2)    To eliminate sales and purchases made between Phase I Coates entities.







                             THE VALSPAR CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                January 26, 1996

      (Dollars in thousands)
                                                                         Coates Entities Historical (1)
                                    Historical    ---------------------------------------------------------------------------------
                                    The Valspar   United                                                                  United
                                    Corporation   Kingdom      France      Norway     Germany     Spain    Australia      States
                                    -----------   -------      ------      ------     -------     -----    ---------      ------
ASSETS:
Current assets:
  Cash and short-term securities     $   3,094   $    --     $       2   $     187   $      15   $    --    $    --     $     (62)
  Accounts receivable-net              111,094       7,546       8,729       2,031       1,073         816        344         541
  Inventories                           80,514       4,288       6,906       1,756         591         270        843         566
  Other current assets                  28,069         139         854          79          18        --         --            26
                                     ---------   ---------   ---------   ---------   ---------   ---------  ---------   ---------
     Total Current Assets              222,771      11,973      16,491       4,053       1,697       1,086      1,187       1,071

Property, plant and equip-net          131,447       7,258       6,147         899         429        --          344       3,912
Other assets                            29,719        --           143         403         366        --           36         469

                                     ---------   ---------   ---------   ---------   ---------   ---------  ---------   ---------
     TOTAL ASSETS                    $ 383,937   $  19,231   $  22,781   $   5,355   $   2,492   $   1,086  $   1,567   $   5,452
                                     =========   =========   =========   =========   =========   =========  =========   =========

LIABILITIES & STOCKHOLDERS'
  EQUITY:
Current Liabilities:
  Notes payable to banks             $  17,888   $     539   $  10,942   $    --     $     517   $     360  $    --     $   4,086
  Trade accounts payable                55,135       2,932       5,343       1,057       1,129         134        125         146
  Income taxes                           8,482        --          --          --          --          --         --          --
  Accrued liabilities                   45,904         452       1,434         637         125        --          123          92
                                     ---------   ---------   ---------   ---------   ---------   ---------  ---------   ---------
     Total current liabilities         127,409       3,923      17,719       1,694       1,771         494        248       4,324

Long-term debt                          21,538        --           119         483        --          --         --          --
Other long-term liabilities             18,191         460         185           6         165        --           67        --
Stockholders' equity                   216,799      14,848       4,758       3,172         556         592      1,252       1,128
                                     ---------   ---------   ---------   ---------   ---------   ---------  ---------   ---------

     TOTAL LIABILITIES &
      STOCKHOLDERS' EQUITY           $ 383,937   $  19,231   $  22,781   $   5,355   $   2,492   $   1,086  $   1,567   $   5,452
                                     =========   =========   =========   =========   =========   =========  =========   =========


[WIDE TABLE CONTINUED FROM ABOVE]

                                     Coates         Pro Forma
                                  Eliminations (2) Adjustments (3)  Pro Forma
                                ----------------   ---------------  ---------

ASSETS:
Current assets:
  Cash and short-term securities     $    --        $    --        $   3,236
  Accounts receivable-net               (2,800)        (1,200)       128,174
  Inventories                                          (1,800)        93,934
  Other current assets                    --             --           29,185
                                     ---------      ---------      ---------
     Total Current Assets               (2,800)        (3,000)       254,529

Property, plant and equip-net                           2,000        152,436
Other assets                                            9,500         40,636

                                     ---------      ---------      ---------
     TOTAL ASSETS                    $  (2,800)     $   8,500      $ 447,601
                                     =========      =========      =========

LIABILITIES & STOCKHOLDERS'
  EQUITY:
Current Liabilities:
  Notes payable to banks             $    --        $ (16,400)     $  17,932
  Trade accounts payable                (2,800)          (300)        62,901
  Income taxes                                           --            8,482
  Accrued liabilities                     --            2,000         50,767
                                     ---------      ---------      ---------
     Total current liabilities          (2,800)       (14,700)       140,082

Long-term debt                            --           49,700         71,840
Other long-term liabilities               --             (200)        18,874
Stockholders' equity                      --          (26,300)       216,805
                                     ---------      ---------      ---------

     TOTAL LIABILITIES &
      STOCKHOLDERS' EQUITY           $  (2,800)     $   8,500      $ 447,601
                                     =========      =========      =========



(1) Represents U.S. dollar equivalent balance sheets for each Coates entity as of March 31, 1996.

(2) To eliminate accounts receivable and trade accounts payable balances outstanding between Phase I Coates entities.

(3) To reflect the acquisition of the Phase I Coates entites and related acquisition costs effective as of April 30, 1996 as described on Form 8-K filed as of May 17, 1996.



                             THE VALSPAR CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                       Three Months Ended January 26, 1996


(Dollars in thousands, except per share amounts)


                                The Valspar     Combined     Pro Forma
                                Corporation     Coates (1)  Adjustments      Pro Forma
                                -----------     ----------  -----------      ---------
Net Sales                        $ 165,304      $ 17,784      $  --         $ 183,088

Cost of Sales                      120,451        14,247       (125)(2)       134,573
                                 ---------      --------      -----         ---------

Gross Profit                        44,853         3,537        125            48,515

Research                             6,720           955       (125)(2)         7,550

Selling and administrative          27,536         3,850        (25)(2)        31,361

Other (Income) Expense                (288)           23         --              (265)

Interest Expense                       463           259        490(3)          1,212
                                 ---------      --------      -----         ---------

Income before Income Taxes          10,422        (1,550)      (215)            8,657

Income Tax Expense (Benefit)         4,190             4       (690)(4)         3,504
                                 ---------      --------      -----         ---------

 Net income                      $   6,232      $ (1,554)     $ 475         $   5,153
                                 =========      ========      =====         =========

Earnings Per Share               $    0.28                                  $    0.23
                                 =========                                  =========

Average Shares Outstanding          22,161                                     22,161
                                 =========                                  =========



(1)    From Attachment B

(2) To record cost savings associated with employee terminations, net of additional depreciation and amortization expense.

(3) To record the interest cost on the additional borrowing to fund the acquisition.

(4) To record the income tax effect for the Coates entities results of operations and the pro forma adjustments at the effective tax rates for each individual country.



                             THE VALSPAR CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                       Three Months Ended January 26, 1996

                                ATTACHMENT B (1)

(Dollars in thousands)

                                 United                                                         United                    Combined
                                 Kingdom   France     Norway     Germany   Spain     Australia  States  Eliminations(2)   Coates (1)
                                 -------   ------     ------     -------   -----     ---------  ------  ---------------   ----------
Net Sales                        $ 7,196   $ 7,977    $ 2,731    $ 1,563    $ 740      $832     $ 445      $(3,700)     $ 17,784

Cost of Sales                      5,766     6,849      2,216      1,349      611       680       476       (3,700)       14,247
                                 -------   -------    -------    -------    -----      ----     -----      -------      --------

Gross Profit                       1,430     1,128        515        214      129       152       (31)        --           3,537

Research                             279       303        147       --         16        44       166         --             955

Selling and Administrative         1,430     1,150        429        241      129        67       405         --           3,851

Other (Income) Expense              --         (13)        (2)        32        8       --         (2)        --              23

Interest Expense                    --         180          4          5       16       --         54         --             259
                                 -------   -------    -------    -------    -----      ----     -----      -------      --------

Income before Income Taxes          (279)     (492)       (63)       (64)     (40)       41      (654)        --          (1,551)

Income Tax Expense (Benefit)        --           7        (18)      --       --          15      --           --               4
                                 -------   -------    -------    -------    -----      ----     -----      -------      --------

 Net income                      $  (279)  $  (499)   $   (45)   $   (64)   $ (40)     $ 26     $(654)     $  --        $ (1,555)
                                 =======   =======    =======    =======    =====      ====     =====      =======      ========



(1) Represents U.S. dollar equivalent results of operations for each Coates entity for the period ended March 31, 1996 derived from each entity's historical financial statements for that period.

(2)    To eliminate sales and purchases made between Phase I Coates affiliates.
